                              BITWISE DESIGNS, INC.
                              2165 TECHNOLOGY DRIVE
                           SCHENECTADY, NEW YORK 12308

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   [X]
Filed by a party other than the registrant   [_]

Check the appropriate box:
        [X]    Preliminary Proxy Statement
        [_]    Definitive Proxy Statement
        [_]    Definitive Additional Materials
        [_]    Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                              BITWISE DESIGNS, INC.
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)

                            Ira C. Whitman, Secretary
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
        [_]    No Fee Required
        [X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11
        (1)    Title of each class of securities to which transaction applies:
                Common Stock
--------------------------------------------------------------------------------
        (2)    Aggregate number of securities to which transaction applies:
                 2,378,388
--------------------------------------------------------------------------------
        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $4.421875
--------------------------------------------------------------------------------
        (4)    Proposed maximum aggregate value of transaction: $10,516,934.44

--------------------------------------------------------------------------------
        (5)    Total Fee Paid: $2,103.39

--------------------------------------------------------------------------------
        [_]    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.
        (1)    Amount previously paid:

--------------------------------------------------------------------------------
        (2)    Form, Schedule or Registration no.:

--------------------------------------------------------------------------------
        (3)    Filing party:

--------------------------------------------------------------------------------
        (4)    Date filed:

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


                              BITWISE DESIGNS, INC.
                              2165 TECHNOLOGY DRIVE
                              SCHENECTADY, NY 12308


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                           To Be Held on March 9, 2001


To the Stockholders of
BITWISE DESIGNS, INC.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BITWISE DESIGNS, INC. (the "Company") will be held at the New York Athletic Club, 190 Central Park South, New York, New York 10019, on March 9, 2001 at 12:00 p.m. New York time. PLEASE BE ADVISED THAT BUSINESS ATTIRE IS REQUIRED FOR ENTRANCE INTO THE NEW YORK ATHLETIC CLUB. The Annual Meeting of Stockholders is being held for the purpose of:


1.   Electing seven Directors to the Company's Board of Directors;

2. To consider and act upon a proposal to adopt the Company's 2000 Employees Stock Option Plan;

3. To consider and act upon a proposal to amend the Articles of Incorporation of the Company to change the name of the Company from Bitwise Designs, Inc. to Authentidate Holding Corp.;

4. To consider and act upon a proposal to amend the Articles of Incorporation of the Company to increase the number of authorized shares of the Common Stock of the Company from 20,000,000 Shares to 40,000,000 Shares;

5. To consider and act upon a proposal to exchange the currently outstanding securities of the Company's subsidiary Authentidate, Inc., not held by the Company for securities of the Company on a 1 for 1.5249 basis; and

6. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on January 8, 2001 has been fixed as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Stockholders.


                                             By Order of the Board of Directors,


                                             Ira C. Whitman, Secretary


Dated: February __, 2001



     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              BITWISE DESIGNS, INC.
                              2165 TECHNOLOGY DRIVE
                              SCHENECTADY, NY 12308



                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders
                           To Be Held on March 9, 2001



     This Proxy Statement and the accompanying form of proxy have been mailed on or about February __, 2001 to the Stockholders of record of shares of Common Stock and Series A Preferred Stock as of January 8, 2001, of BITWISE DESIGNS, INC., a Delaware corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 12:00 p.m. at the New York Athletic Club, 190 Central Park South, New York, New York 10019, on Friday, March 9, 2001 and at any adjournment thereof. PLEASE BE ADVISED THAT BUSINESS ATTIRE IS REQUIRED FOR ENTRANCE INTO THE NEW YORK ATHLETIC CLUB.



                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     On January 8, 2001 (the "Record Date"), there were 14,856,730 shares of Common Stock, par value $.001 par value ("Common Stock"), 100 shares of Series A Preferred Stock, $.10 par value, issued and outstanding and 50,000 shares of Series B Preferred Stock, $.10 par value, issued and outstanding. Only holders of Common Stock and Series A Preferred Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of Common Stock and each share of Series A Preferred Stock is entitled to one vote on each matter submitted to Stockholders. SHARES OF THE COMPANY'S COMMON STOCK AND SERIES A PREFERRED STOCK REPRESENTED BY AN EFFECTIVE PROXY IN THE ACCOMPANYING FORM WILL, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED IN THE PROXY, BE VOTED:

     1. FOR the election of the seven (7) persons nominated by the Board of Directors; and

     2.   FOR the proposal to adopt the Company's 2000 Employees Stock Option
          Plan;

     3. FOR the proposal to amend the Company's Certificate of Incorporation to change the Company's name to Authentidate Holding Corp.;

     4. FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares;

     5. FOR the proposal to exchange the currently outstanding securities of Authentidate, Inc. for securities of the Company; and

     6. FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.


     Any proxy may be revoked at any time before it is voted. A Stockholder may revoke a Proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. Election of Directors is by plurality vote, with the seven (7) nominees receiving the highest vote totals to be elected as Directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the Election of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal II--Adoption of the 2000 Employees Stock Option Plan and Proposal V--Proposal to Exchange the Securities of Authentidate for the Securities of the Company. Therefore, abstentions shall be counted as "no" votes and broker non-votes will not be counted. The affirmative vote of a majority of the shares issued and outstanding is required to approve Proposal III--Amendment of the Certificate of Incorporation to Change the Name of the Company and Proposal IV--Amendment of the Certificate of Incorporation to Increase the Authorized Shares of Common Stock of the Company. Therefore, abstentions and broker non-votes will be counted as "no" votes. Broker non-votes and abstentions will be counted towards the determination of a quorum which, according to the Company's Bylaws, will be the presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote.

     The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock and Series A Preferred Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to Stockholders for the fiscal year ended June 30, 2000, including financial statements, accompanies this Proxy Statement.

     The principal executive offices of the Company are located at 2165 Technology Road, Schenectady, New York 12308. The Company's telephone number is
(518) 346-7799.

EXHIBITS

        The following documents are annexed to this Proxy Statement:

Exhibit 1:            Charter of the Audit Committee of Bitwise Designs, Inc.;

Exhibit 2:            Form of 2000 Employee Stock Option Plan of Bitwise
                      Designs, Inc.;

Exhibit 3: Form of Amendment to the Certificate of Incorporation of Bitwise Designs, Inc.;

Exhibit 4:            Fairness Opinion rendered by First Albany Corporation;

Exhibit 5: Quarterly Report of Bitwise Designs, Inc. on Form 10-Q for the quarter ended September 30, 2000; and

Exhibit 6: Report of PricewaterhouseCoopers LLP, independent accountants.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

Q.  WHAT IS THE PURPOSE OF THE ANNUAL MEETING OF SHAREHOLDERS?

A. The annual meeting of shareholders of Bitwise Designs is being held for the purpose of:

     -    Electing seven directors to Bitwise's Board of Directors;
     - To consider and act upon a proposal to adopt the 2000 Employees Stock Option Plan;
     -    To consider and act upon a proposal to amend Bitwise's
          Articles of Incorporation to change Bitwise's name to Authentidate Holding Corp.;
     - To consider and act upon a proposal to amend Bitwise's Articles of Incorporation to increase the number of authorized shares of common stock of Bitwise to 40,000,000 shares; and
     - To consider and act upon a proposal to exchange the currently outstanding securities of Bitwise's subsidiary, Authentidate, Inc., not held by Bitwise for securities of Bitwise.

Q. WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS?

A. Shareholders as of the close of business on January 8, 2001, the record date.

Q. WHAT HAPPENS IF I SELL MY BITWISE SHARES BEFORE THE ANNUAL MEETING OF SHAREHOLDERS?

A. If you transfer your shares of Bitwise common stock after the record date, but before the annual meeting of shareholders, you will retain your right to vote at the annual meeting of shareholders.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Generally, your broker will not have the power to vote your shares. Your broker will vote your shares only if you provide him or her or it with instructions on how to vote. If you do not instruct your broker on how to vote either in favor of or against the matters being voted upon at the annual meeting, such broker non-votes will be counted as follows:

     - Broker non-votes will not affect the outcome of the election of directors;
     - Broker non-votes will not be counted in the tally of votes for the proposals to adopt the 2000 Employee Stock Option Plan and to exchange the outstanding securities of Authentidate for securities of Bitwise; and
     - Broker non-votes will be counted as "no" votes in the tally of votes for the proposals to amend the Articles of Incorporation of Bitwise to change the corporate name and to increase the number of authorized shares of common stock.

You should follow the directions provided by your broker on how to instruct your broker to vote your shares.

Q. MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A. Yes. You may revoke your proxy at any time before the special meeting of shareholders by:

     - giving written notice of your revocation to Bitwise's Secretary at the following address:

                            Ira C. Whitman, Secretary
                              Bitwise Designs, Inc.
                              2165 Technology Drive
                           Schenectady, New York 12308

     - giving Bitwise's Secretary a duly executed proxy bearing a later date than the proxy you originally sent; or
     -    attending the annual meeting of shareholders and voting in person

Q. WHAT DO I NEED TO DO NOW?

A. We urge you to read the proxy statement carefully and to consider how the proposals affect you as a shareholder.

Q. HOW DO I VOTE?

A. You can vote in one of the following ways:

     -    in person at the special meeting of shareholders or
     -    by proxy

     If you choose to vote by proxy, indicate on your proxy card how you want to vote, and sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the annual meeting of shareholders. If you do attend the annual meeting of shareholders you may still revoke your proxy and vote in person. If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote "FOR" the following proposals:

     -    The election of the seven nominees to the Board of Directors;
     -    The proposal to adopt the 2000 Employees Stock Option Plan;
     - The proposal to amend the Articles of Incorporation to change the corporate name to Authentidate Holding Corp.;
     - The proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock of Bitwise; and
     - The proposal to exchange the outstanding securities of Authentidate, Inc. for securities of Bitwise.

If your shares are held in a brokerage account, you should follow the directions provided by your broker on how to instruct your broker to vote your shares.

Q. WHO CAN HELP ANSWER MY QUESTIONS?

A. If you would like additional copies of the proxy statement or if you have questions about the proposals discussed in the proxy statement, including how to complete and return your proxy card, or would like more information about Bitwise or Authentidate you should contact:

                     Dennis H. Bunt, Chief Financial Officer
                              Bitwise Designs, Inc.
                              2165 Technology Drive
                           Schenectady, New York 12308
                            Telephone: (518)346-7799

                                       Or

                   Robert Van Naarden, Chief Executive Officer
                               Authenitdate, Inc.
                     Two World Financial Center, 43rd Floor
                            New York, New York 10281
                            Telephone: (212)329-1100

                        SUMMARY OF PROPOSAL V - EXCHANGE

     This summary may not contain all the information that is important to you. To more fully understand the proposed Exchange and for a more complete description of the legal terms of the Exchange, you should read carefully the entire proxy statement before voting.

THE EXCHANGE   (SEE PAGES 15-20)

     The Board of Directors of the Company has unanimously determined that in connection with its decision to change the name of the Company from Bitwise Designs, Inc. to Authentidate Holding Corp., and to focus the Company's efforts on implementing the Authentidate business plan, it is in the best interests of the Company's shareholders for the Company to acquire the approximately 18% of its subsidiary Authentidate, Inc. which is not held by the Company. The Board of Directors recommends that this minority interest in Authentdate be acquired by exchanging the currently issued and outstanding securities of Authentidate, Inc. held by the minority owners of Authentidate for securities of Bitwise (the "Exchange"). Included in the Exchange would be Authentidate securities owned by or offered to officers, directors and 5% shareholders of the Company. Authentidate securities beneficially owned by the Company, however, would not be included in the Exchange. The Exchange is designed to allow the Company to acquire the Authentidate securities currently held by the minority security holders of Authentidate. Accordingly, the Board of Directors has unanimously approved, and recommends Shareholder approval of, a resolution granting authority to the Board of Directors to implement the foregoing Exchange at an exchange rate of 1.5249 shares of the Common Stock of Bitwise Designs for each share of Authentidate Common Stock.

SHAREHOLDER APPROVAL  (SEE PAGES 16, 20)

     To approve the Exchange, the holders of a majority of the votes cast at the annual meeting must approve the Exchange.

     The Company's shareholders are entitled to cast one vote for each share of Common Stock they owned as of January 8, 2001, the record date of the annual meeting of shareholders.

     Once the Exchange is approved by the shareholders, the Company's Board of Directors and officers will be authorized to effect the transaction.

RECOMMENDATION OF THE BOARD OF DIRECTORS  (SEE PAGES 18-20)

     The Board of Directors unanimously approved the Exchange and decided to submit the Exchange to the Company's shareholders for approval in compliance with the rules of the Nasdaq National Market. The Company's Board of Directors unanimously recommends a vote in favor of the approval of the Exchange.

FEDERAL INCOME TAX CONSEQUENCES (SEE PAGES 16, 20)

     The Company believes that there are no federal or other income tax consequences of the Exchange for the shareholders of the Company because the shareholders are not receiving any form of payment as a result of the transaction. The shareholders of the Company will continue to hold shares of Common Stock of the Company.

ACCOUNTING TREATMENT (SEE PAGES 16,  20)

     The Company intends to utilize the "purchase" method of accounting for the acquisition of the Authentidate minority securities. The Company has been consolidating Authentidate, Inc. on its annual and quarterly reports to shareholders.

ABSENCE OF APPRAISAL RIGHTS (SEE PAGES 16,  20)

     Under the Delaware General Corporation Law, holders of shares of common stock of the Company will not be entitled to appraisal rights with respect to the Exchange.

REGULATORY APPROVALS (SEE PAGES 16, 20)

     The Exchange is not subject to prior approval of the sale by the Federal Trade Commission.



CHANGES IN THE RIGHTS OF SHAREHOLDERS  (SEE PAGE 16)




     There should not be any differences in the rights of the shareholders of the Company as a result of the Exchange.


INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected PricewaterhouseCoopers LLP Certified Public Accountants, as independent accountants of the Company for the fiscal year ending June 30, 2001. Stockholders are not being asked to approve such selection because such approval is not required. The services provided by PricewaterhouseCoopers LLP consisted of an audit of the financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The securities entitled to vote at the meeting are the Company's Common Stock, $.001 par value and Series A Preferred Stock, $.10 par value per share. Each share of Common Stock and Series A Preferred Stock entitles its holder to one vote on each matter submitted to Stockholders, voting together as a single class. As of the Record Date, there were 14,856,730 shares of Common Stock and 100 shares of Series A Preferred Stock issued and outstanding.


     Under the terms of the Series A Preferred Stock, no shares of Series A Preferred Stock may be issued to any persons other than John Botti, the Company's Chief Executive Officer and President, and Ira Whitman, the Company's Senior Vice President and Secretary. Additionally, the holders of the Series A Preferred Stock, voting as a separate class, have the sole right to elect a majority of the Board of Directors, and to remove any such directors elected by the holders of the Series A Preferred Stock. The Company has been advised by the holders of the Series A Preferred Stock that they have elected not to exercise their rights. The Series A Preferred Stock are deemed automatically canceled upon the occurrence of any of the following (i) the death of the holder; (ii) the voluntary termination of employment by the holder; (iii) the voluntary resignation by a holder from the Board of Directors; or (iv) the failure by such holder to own, beneficially, as determined under Regulation 13d-3 of the Exchange Act of 1934, at least 5% of the issued and outstanding Common Stock of the Company. Currently, Mr. Botti beneficially owns 100 shares of Series A Preferred Stock and the 100 shares owned by Mr. Whitman were deemed cancelled since he no longer owns in excess of the 5% of the issued and outstanding Common Stock of the Company.

     The following table sets forth certain information as of January 8, 2001, with respect to (i) each director and each executive officer, (ii) and all directors and officers as a group, and (iii) the persons (including any "group" as that term is used in Section l3(d)(3) of the Securities Exchange Act of
l934), known by the Company to be the beneficial owner of more than five (5%) percent of the Company's Common Stock and Series A Preferred Stock.

                                                   AMOUNT AND NATURE
                          NAME AND ADDRESS OF        OF BENEFICIAL         PERCENTAGE
   TYPE OF CLASS           BENEFICIAL HOLDER       OWNERSHIP (1)(12)        OF CLASS
---------------------  --------------------------- ------------------    ----------------
Common                 John T. Botti                       1,474,391(2)              9.03%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 Ira C. Whitman                        410,381(3)              2.72%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 Steven Kriegsman                       50,000(4)              0.34%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 Dennis Bunt                            52,883(5)              0.35%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 J. Edward Sheridan                     50,000(9)              0.34%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 Charles Johnston                      118,750(6)              0.79%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 Nicholas Themelis                     117,500(7)              0.78%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 Robert Van Naarden                          0(10)                0%
                       c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308

Common                 Gateway Network, LLC                  818,954(11)             5.22%
                       and Affiliates
                       165 EAB Plaza
                       Uniondale, NY 11556

Common                 Tami Skelly, Family Members           802,865(11)             5.13%
                       and Affiliates
                       165 Royal Palm Way
                       Palm Beach, FL 33480


Series A Preferred     John T. Botti                             100(8)               100%
Stock                  c/o Bitwise Designs
                       2165 Technology Drive
                       Schenectady, NY 12308


Directors, Officers
and 5% owners as a
group
(2)(3)(4)(5)(6)(7)(9)
(10)(11)                                                   3,895,824                   23%

--------------
 (1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.
 (2)  Includes vested stock options to purchase 1,065,000 shares of Common
      Stock.
 (3)  Includes vested stock options to purchase 225,000 shares of Common Stock.
 (4)  Includes vested options to purchase 50,000 shares of Common Stock.
 (5) Includes vested options to purchase 51,000 shares of Common Stock. Includes 1,000 shares of Common Stock owned by Mr. Bunt's wife.

 (6)  Includes vested options to purchase 60,000 shares of Common Stock.
 (7) Includes vested options to purchase 100,000 shares of Common Stock and warrants to purchase 10,000 shares of Common Stock and excludes 100,000 non-vested options.
 (8) See footnote (2). Each share of Series A Preferred Stock is entitled to one vote per share.
 (9)  Includes vested options to purchase 50,000 shares of Common Stock.
(10)  Excludes 200,000 non-vested options.
(11) Includes 300,000 shares of Common Stock issuable upon the exercise of Series B Warrants and 146,667 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock.
(12) Excludes shares of Common Stock which may be issued if the Exchange (as defined in Proposal V herein) is approved by the Company's shareholders
   *  Percentage not significant.


                                 CERTAIN REPORTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Company, the Company believes that during the fiscal year ended June 30, 2000, all officers, Directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements during the 2000 fiscal year.

                                   PROPOSAL I


                              ELECTION OF DIRECTORS

     The precise number of persons on the Board of Directors is determined by the Board of Directors which has set the number at seven persons. The Board of Directors currently consists of seven members elected for a term of one year and until their successors are duly elected and qualified.


     The affirmative vote of a plurality of the outstanding shares of Common Stock and Series A Preferred Stock voting together as a single class entitled to vote at the Annual Meeting is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.


     The following table sets forth certain information as of January 8, 2001 with respect to the directors and executive officers of the Company, including the seven nominees who will be selected at the 2000 Annual Meeting.

           NAME              AGE                              OFFICE
           ----              ---                              ------
John T. Botti                 37    President, Chief Executive Officer and Chairman of the Board
Robert Van Naarden            53    Director and Chief Executive Officer of Authentidate, Inc.
Ira C. Whitman                37    Senior Vice-President, General Manager--DocStar Division,
                                    Secretary and Director
Steven A. Kriegsman           57    Director
J. Edward Sheridan            63    Director
Charles C. Johnston           64    Director
Nicholas Themelis             37    Director and Chief Technology Officer


     All directors hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no familial relationships between or among any officers or directors of the Company.

     In connection with the Company's private placement through Whale Securities Co., L.P. ("Whale"), completed in December 1995, the Company granted Whale the right to nominate one person to the Company's Board of Directors, or in the alternative, a person to attend meetings of the Board of Directors for a period of three years from the date of the closing of the private placement. In December, 1997, Whale selected Steven Kriegsman as its representative on the Board and Mr. Kriegsman continues to serve on the Board.

     John T. Botti, co-founded the Company in 1985 and has served as President, Chief Executive Officer and Director since the incorporation of the Company in August 1985. Mr. Botti graduated from Rensselaer Polytechnic Institute ("RPI") with a B.S. degree in electrical engineering in 1994 with a concentration in computer systems design and in 1996 earned a Master of Business Administration degree from RPI.

     Robert Van Naarden, joined Bitwise in July 2000. Mr. Van Naarden has more than 33 years experience in general management, marketing, sales and engineering with computer related companies. Most recently he was Vice President of Sales, Marketing, Business Development and Professional Services with Sensar, Inc. He has also held senior positions with Netframe, Firepower Systems, Supermac Technology and Digital. Mr. Van Naarden was also a founder of Stardent and Convergent Technologies. He has a M.S. in Electrical Engineering from Northeastern University and a B.S. in Physics from the University of Pittsburgh.

     Ira C. Whitman, co-founded the Company in 1985 and has served as Senior Vice President and a Director of the Company since the incorporation of the Company in August 1985. Mr. Whitman graduated from RPI in 1984 with a B.S. in Computer and Systems Engineering and in 1990 he earned a Masters in Engineering from RPI.

     J. Edward Sheridan joined the Board of Directors in June, 1992. From 1985 to the present, Mr. Sheridan served as the President of Sheridan Management Corp. From 1975 to 1985, Mr. Sheridan served as the Vice President of Finance and Chief Financial Officer of AMF. From 1973 to 1975, he was Vice President and Chief Financial Officer of Fairchild Industries. From 1970 to 1973 he was the Vice President, Corporate Finance of F.S.

Smithers. From 1967 to 1970 Mr. Sheridan was the Director of Acquisitions of Westinghouse Electric. From 1964 to 1967 he was employed by Corporate Equities, Inc., a venture capital firm, Mr. Sheridan holds an M.B.A. from Harvard University and a B.A. from Dartmouth College.

     Steven A. Kriegsman joined the Board of Directors in December, 1997. In 1989, Mr. Kriegsman founded The Kriegsman Group, a private financial consulting services firm and has served as its President since such time. In 1981 Mr. Kriegsman co-founded ANA Financial Services, Inc., a holding company engaged, through its subsidiaries, in securities brokerage, financial planning and investment advisory services and franchising of certified public accountants. Mr. Kriegsman served as Chairman and Chief Executive Officer of ANA Financial until 1989. Mr. Kriegsman is a former Certified Public Accountant. Mr. Kriegsman holds a B.S. from New York University.

     Charles C. Johnston joined the Board of Directors in December, 1997. Mr. Johnston has been the Chairman of Ventex Technology, Inc., a privately-held neon light transformer company since July 1993. Mr. Johnston has also served as Chairman of AFD Technologies, a private corporation since 1994 and J&C Resources a private corporation since 1987. Mr. Johnston serves as a Trustee of Worcester Polytechnic Institute ("WPI") and earned his B.S. degree from WPI in 1957.

     Nicholas Themelis joined the Board of Directors in October, 1999 and became the Company's Chief Technology Officer in April, 2000. Prior to joining the Company, Mr. Themelis was a Senior Vice President of Lehman Brothers since 1991 and was based at various times in the New York, Hong Kong and Tokyo offices. While working in Asia at Lehman Brothers, he founded the firm's Internet committee in Asia. Mr. Themelis also co-founded Nutrisserie, Inc in 1991, a retail health food store. In 1986, Mr. Themelis also co-founded Bentley, Themelis and Associates, a software consulting company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has three (3) Committees: Audit, Compensation and Executive Committee.

     Audit Committee. The Audit Committee of the Board of Directors acts to: (i) acquire a complete understanding of the Company's audit functions; (ii) review with management the finances, financial condition and interim financial statements of the Company; (iii) review with the Company's independent accountants the year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by the independent accountants. During the fiscal year ended June 30, 2000, the Audit Committee met on one occasion.

     The Audit Committee adopted a written charter governing its actions on May 5, 2000. The Charter of the Audit Committee of the Company appears in full at
Exhibit 1 of this Proxy Statement. All three members of the Company's Audit Committee are "independent" within the definition of that term as provided by Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

     The audit committee hereby states that it:

     - has reviewed and discussed the audited financial statements with the Company's management;

     - has discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

     - has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence; and

     - has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 for filing with the Commission.

The Audit Committee of the Board of Directors of Bitwise Designs, Inc.:

     J. Edward Sheridan, Steven Kriegsman and Charles Johnston.

      Executive Committee. The members of the Executive Committee are John Botti and Ira C. Whitman. The Executive Committee has all of the powers of the Board of Directors except it may not; (i) amend the Certificate of

Incorporation or Bylaws; (ii) enter into agreements to borrow money in excess of $250,000; (iii) grant security interests to secure obligations of more than $250,000; (iv) authorize private placements or public offerings of the Company's securities; (v) authorize the acquisition of any major assets or business or change the business of the Company; or (vi) authorize any employment agreements in excess of $75,000. The Executive Committee meets when actions must be approved in an expedient manner and a meeting of the Board of Directors cannot be convened. During Fiscal 2000, the Executive Committee did not deem it necessary to meet.

     Compensation Committee. The members of the Compensation Committee are Steven Kriegsman, J. Edward Sheridan and Charles C. Johnston. The Compensation Committee functions include administration of the Company's 1992 Employee Stock Option Plan and Non-Executive Director Stock Option Plan and negotiation and review of all employment agreements of executive officers of the Company. During the fiscal year ended June 30, 2000, the Compensation Committee held no meetings and voted by unanimous written consent on two occasions.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation committee is composed of three non-executive directors and is responsible for negotiating and reviewing all employment agreements for executive officers of the Company and for administering the Employee Stock Option Plan, as amended. During the fiscal year ended June 30, 2000, the Compensation Committee held no meetings and voted by unanimous written consent on two occasions.

     The compensation committee and the Board of Directors have established the following ongoing principles and objectives for determining the Company's executive compensation:

     - provide compensation opportunities that will help attract, motivate and retain highly motivated qualified managers and executives.

     - link executive total compensation to the Company's performance and individual job performance.

     - provide a balance between incentives based upon annual business achievements and longer term incentives linked to increases in shareholder value.

     During the last fiscal year, the cash portion of the Chief Executive Officer's compensation was reviewed and approved by the Compensation Committee in connection with the Compensation Committee's approval of the terms of the new employment agreement entered into with Mr. Botti in January, 2000. Similarly, the cash compensation of the Chief Technology Officer was reviewed and approved by the Compensation Committee in connection with the Compensation Committee's approval of the terms of the employment agreement entered into by Mr. Themelis, in February, 2000. Shareholders are directed to the discussion of these agreements under the heading "Employment Agreements" appearing elsewhere in this Proxy Statement.

     No cash bonuses were awarded to these executives during the last fiscal year.

     The Compensation Committee authorized the grant of stock options to the Company's Chief Executive Officer and Chief Technology Officer during the last fiscal year as appearing in the Option Grants Table appearing in this Proxy Statement. The Compensation Committee determined that the options awarded to the Chief Executive Officer were warranted due to the Company's recent financial performance and the expiration of 320,000 options previously granted to Mr. Botti which he was unable to exercise due to restrictions on the resale of the underlying shares. The options awarded to the Chief Technology Officer were approved by the Compensation Committee in connection with the Company's negotiation of the employment agreement with Mr. Themelis.


     The Compensation Committee
     --------------------------
     J. Edward Sheridan           Steven Kriegsman           Charles C. Johnston

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no compensation committee interlocks between the members of the Company's compensation committee and any other entity. At present, J. Edward Sheridan, Steven Kriegsman and Charles C. Johnston are the members of the compensation committee. None of the members of the Board's compensation committee (a) was an officer or employee of the Company during the last fiscal year; (b) was formerly an officer of the Company or any of its subsidiaries; or
(c) had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

MEETINGS OF THE BOARD OF DIRECTORS; COMMITTEES

     During the fiscal year ended June 30, 2000, the Board of Directors of the Company met on four occasions and voted by unanimous written consent on two occasions. No member of the Board of Directors attended less than 75% of the aggregate number of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all Committees of the Board of Directors.

COMPENSATION OF DIRECTORS

     Directors are compensated for their services during the each fiscal year in the amount of $5,000 annually. The Directors receive options to purchase 10,000 shares for each year of service under the Non-Executive Director Stock Option Plan ("Stock Options") and are reimbursed for expenses incurred in order to attend meetings of the Board of Directors. Directors also receive 20,000 Stock Options upon being elected to the Board.

VOTE REQUIRED

     The affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Directors.

THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL I.


                                   PROPOSAL II

                                   ADOPTION OF
                        2000 EMPLOYEES STOCK OPTION PLAN

     In April 1992, the Company adopted the 1992 Employees Stock Option Plan (the "1992 Plan") which provided for the grant of options to purchase up to 600,000 shares of the Company's Common Stock. On January 26, 1995, the stockholders of the Company approved an amendment to the 1992 Plan to increase the number of shares of Common Stock available under the 1992 Plan to 3,000,000 shares. Under the terms of the 1992 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISOs"). As of January 8, 2001, there were outstanding 2,094,713 options under the 1992 Plan with exercise prices ranging from $.84 to $11.25 and a total of 905,287 options granted under the 1992 Plan have been exercised.

     The Board of Directors has unanimously approved the adoption of the 2000 Employees Stock Option Plan (the "2000 Plan") to provide for the grant of options to purchase up to 5,000,000 shares of the Company's common stock to all employees of the Company since there are no additional options reserved under the 1992 Plan available to be granted under the 1992 Plan. The Board approved the 2000 Plan instead of approving an increase in the number of options available under the 1992 Plan since the 1992 Plan will expire in April, 2002 and the adoption of a new employee stock option plan in 2002 would also require shareholder approval. Accordingly, the Board determined that the adoption of a new option plan at this Annual Meeting would help conserve the Company's resources.

     The Board of Directors has recommended the adoption of the 2000 Plan because it believes that the maintenance of an employee stock option plan is required in order to continue to attract qualified employees to the Company. The Board believes that the Company competes with numerous other companies for a limited number of talented persons. As a result, there must be provided a level of incentives to such persons. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the employees and the Company, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides incentive to individuals because they share in the growth of the Company. The Company benefits because these employees will be more motivated and the Company benefits from motivated employees. Second, the grant of options preserves the Company's cash resources.

     Since no additional options may be granted under the 1992 Plan, if the 2000 Plan is adopted by the Shareholders, any further grants of options by the Company to its employees will be made from the 2000 Plan.

Holders of unexercised options granted under the 1992 Plan will be able to exercise those options until the expiration date set forth in their option certificate. However, unless Proposal IV, "Amendment of the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock," is approved by the Shareholders, the Company will not be able to grant additional options under the 2000 Plan, even if it is approved by the Shareholders. Accordingly, the Company requires shareholder approval of the 2000 Plan in order to grant any further options to employees of the Company. The Company has granted 840,000 options pursuant to the 2000 Plan.


     The 2000 Plan will administered by the Compensation Committee designated by the Board of Directors. As under the 1992 Plan, options granted under the terms of the proposed 2000 Plan may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISO's"). The Compensation Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Committee has full authority to interpret the 2000 Plan and to establish and amend rules and regulations relating thereto.

     Under the 2000 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder (as defined in the 2000 Plan), such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value.

     The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become exercisable in any calendar year, shall not exceed $100,000.

     In addition, under the 2000 Plan the Compensation Committee would have the authority to extend the time period within which the holder of a Non-ISO option would be permitted to exercise the option after the termination of his or her employment. The 2000 Plan will also include a requirement that option holders that wish to pay for the exercise price of their option with shares of the Company's Common Stock must have beneficially owned such stock for at least six months prior to the exercise date.

     The Compensation Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay the exercise price or any taxes that may arise in connection with the exercise or cancellation of an option. The Compensation Committee can also permit the payment of the exercise price in the common stock of the Company held by the optionee for at least six months prior to exercise.

     The full text of the 2000 Plan is annexed to this Proxy Statement as
Exhibit 2.

VOTE REQUIRED


     The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the 2000 Plan.


THE BOARD OF DIRECTORS DEEMS PROPOSAL II TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL II.


                                  PROPOSAL III


                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has also submitted for shareholder approval its proposal to change the name of the Company from Bitwise Designs, Inc. to Authentidate Holding Corp. The Board recommends this change as it believes that the new name will better reflect the Company's core growth strategy, which is its Authentidate business line. Currently, the Company's majority-owned subsidiary, Authentidate, Inc., is engaged in the business of providing end users with a service which will accept and store electronic images from networks and personal computers throughout the world and from different operating systems via the Internet; indelibly date and time stamp all electronic images received using a secure clock; allow users to transmit only the "secure codes" to Authentidate fileservers while maintaining the original within the customers "firewall"; and allow users to prove authenticity of time, date and content of stored electronic documents.

     Although the Company presently remains engaged in its historic business of assembling and distributing electronic document management systems, the Company intends to focus in the future on its Authentidate business. The Board believes that the Company's current name does not reflect the direction in which the Company is evolving. In addition, the Board believes that its Authentidate subsidiary has created goodwill in its name and that the Company should utilize this goodwill to facilitate the establishment of a market for the Authentidate business. If this Proposal is approved by the Stockholders, the Company's trading symbol on the Nasdaq National Market will be changed from "BTWS" to "ADAT" and its Authentidate subsidiary will continue to operate as Authentidate, Inc.

     A form of the Amendment to the Company's Amended Certificate of Incorporation reflecting the name change is annexed to this Proxy Statement as
Exhibit 3. This Exhibit also includes the amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock, as discussed in Proposal IV.

     If Proposal III is approved by the Shareholders, the Shareholders will be requested to submit their share certificates to the Company Stock Transfer Agent for exchange. Following the adoption of Proposal III and the filing of an Amendment to the Company's Amended Certificate of Incorporation with the Secretary of State of Delaware changing the name of the Company, all new share certificates issued by the Company will be printed with the Company's new name. The Company estimates that the costs of this change of name, including printing expenses, license modifications, various state regulatory and local filings and other related costs, will not exceed $125,000. In the event that the Company determines that the costs of changing the name will exceed its expectations or a conflict in the use of the name arises, the name change may not be implemented.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Company eligible to vote is required for the approval of this Proposal III.

THE BOARD OF DIRECTORS DEEMS PROPOSAL III TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                   PROPOSAL IV


                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 40,000,000 shares from 20,000,000. The text of the first sentence of Article FOURTH, as it is proposed to be amended, is as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is FORTY FIVE MILLION (45,000,000) shares, consisting of FORTY MILLION (40,000,000) shares of Common Stock, par value $.00l per share (hereinafter, the "Common Stock"), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $.10 per share (hereinafter, the "Preferred Stock"), of which two hundred (200) shares have been designated Series A Preferred Stock, the relative rights, preferences and limitations of which are as set forth in sub-paragraph B of this Article FOURTH.

     A form of the Amendment to the Company's Amended Certificate of Incorporation reflecting the increase in the authorized capital of the Company is annexed to this Proxy Statement as Exhibit 3. This Exhibit also includes the proposal to change the name of the Company to Authentidate, Inc., discussed in Proposal IV.

     Under the present Certificate of Incorporation, as amended, the Company has the authority to issue 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the Record Date, 14,856,730 shares of Common Stock were issued and outstanding and 50,100 shares of Preferred Stock were outstanding. As of the Record Date, after taking into account the shares reserved for issuance (i) upon the exercise of currently outstanding Company stock options and warrants, (ii) upon the conversion of the Company's Series B Preferred Stock, (iii) pursuant to the adoption of the 2000 Plan discussed in Proposal II, and (iv) pursuant to the exchange proposed in Proposal V of this Proxy Statement, the Company will not have sufficient shares of Common Stock authorized to allow it to issue the shares if the holders of all the outstanding convertible securities of the Company exercised or converted their securities. The proposed amendment would authorize the Company to issue an additional 20,000,000 shares of Common Stock, permitting the Company to issue shares of Common Stock to the holders of convertible securities listed above. Further, unless this Proposal IV is approved by the Shareholders, the Company will not be able to implement the actions discussed by Proposal II (Adoption of the 2000
Plan) and Proposal V (Exchange of Securities) of this Proxy Statement.


     The purpose of the increase in authorized shares is to provide additional shares of Common Stock that could be issued for corporate purposes without further stockholder approval unless required by applicable law or regulation. The Company currently expects that reasons for issuing additional shares of Common Stock will include ensuring that a sufficient number of shares of Common Stock are available for issuance upon the exercise or conversion of currently issued convertible securities and ensuring that the Company has sufficient shares of Common Stock to implement the exchange proposed in Proposal V of this Proxy Statement. In addition, the Company is currently seeking to arrange a private financing to secure the necessary capital to implement the Authentidate business plan and would require the availability of additional authorized shares. Further, the Company may, in the future, issue additional shares of Common Stock for the purpose of paying stock dividends or subdividing outstanding shares through stock splits and providing equity incentives to employees, officers or directors. Although the Company does not have any current plans to effectuate any of the foregoing actions, the Board of Directors believes that it is in the best interests of the Company to have additional shares of Common Stock authorized at this time to alleviate the expense and delay of holding a special meeting of stockholders to authorize additional shares of Common Stock when and if the need arises.


     The Company could also use the additional shares of Common Stock to oppose a hostile takeover attempt or delay or prevent changes of control (whether by merger, tender offer, proxy contest or assumption of control by a holder of a large block of the Company's securities) or changes in or removal of management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although the Board of Directors is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of the Company (and the Board of Directors is not currently aware of any such attempts), stockholders nevertheless should be aware that approval of the amendment could facilitate efforts by the Company to deter or prevent changes of control of the Company in the future, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The proposal to increase the number of authorized shares of Common Stock, however, is not part of any present plan to adopt a series of amendments having an antitakeover effect, and the Company's management presently does not intend to propose antitakeover measures in future proxy solicitations.

     The additional Common Stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of additional shares of Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The holders of Common Stock do not presently have preemptive rights to subscribe for the additional shares of Common Stock proposed to be authorized. The proposed amendment would not change the par value of the Common Stock. If the amendment is adopted, it will become effective upon filing a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware. However, pursuant to Delaware law, the Board of Directors retains the discretion to abandon and not implement the proposed amendment.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Company eligible to vote is required for the approval of this Proposal IV.

THE BOARD OF DIRECTORS DEEMS PROPOSAL IV TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                   PROPOSAL V


                  EXCHANGE OF SECURITIES OF AUTHENTIDATE, INC.
                     FOR SECURITIES OF BITWISE DESIGNS, INC.


     The Board of Directors has unanimously determined that in connection with its decision to change the name of the Company from Bitwise Designs, Inc. to Authentidate Holding Corp., and to focus the Company's efforts on implementing the Authentidate business plan, it is in the best interests of the Company's shareholders for the Company to acquire the approximately 18% of its subsidiary Authentidate, Inc. which is not held by the Company. The Board of Directors recommends that this minority interest in Authentidate be acquired by exchanging the currently issued and outstanding securities of Authentidate, Inc. held by the minority owners of Authentidate for securities of Bitwise. Included in the Exchange would be Authentidate securities owned by or offered to officers, directors and 5% shareholders of the Company. Authentidate securities beneficially owned by the Company, however, would not be included in the Exchange. Thus, the Exchange is designed to allow the Company to acquire the Authentidate securities currently held by the minority security holders of Authentidate. Accordingly, the Board of Directors has unanimously approved, and recommends Shareholder approval of, a resolution granting authority to the Board of Directors to implement the foregoing Exchange at an exchange rate of 1.5249 shares of the Common Stock of Bitwise Designs for each share of Authentidate Common Stock. Shareholders are urged to carefully read the materials that follow as they involve matters of particular importance. The Company has engaged First Albany Corporation to render an opinion as to the fairness of the Exchange to the Company. The Company received the opinion of First Albany on January 29, 2001 that the Exchange Rate of 1.5249 is fair to the Company. A copy of this opinion is attached as Exhibit 4 to this Proxy Statement.



     Approval of the Exchange by the Company's shareholders is not required by the Company's Certificate of Incorporation, its Bylaws or under the Delaware General Corporation Law. The Company's Common Stock is listed for trading on the Nasdaq National Market and under its rules a listed company must obtain shareholder approval for any transaction in connection with the acquisition of the stock of another company if any director, officer or substantial shareholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest) in the acquisition target or in the consideration to be paid in the transaction and the present or potential issuance of common stock or securities convertible into common stock could result in an increase in outstanding voting shares of 5% or more. Under the terms of the proposed Exchange, certain officers and directors of the Company would have an interest in excess of 5% of the consideration to be paid in the transaction, and as contemplated, the Company would issue an aggregate of 2,090,333 shares of its Common Stock (on a fully-diliuted basis) which would result in an increase of greater than 5% of the number of outstanding voting shares. Accordingly, the Exchange requires shareholder approval under the Nasdaq National Market rules.

SUMMARY OF THE TRANSACTION

     General

     The Board of Directors has unanimously determined that in connection with its decision to change the name of the Company from Bitwise Designs, Inc. to Authentidate, Inc. and to focus the Company's efforts on implementing the Authentidate business plan, it is in the best interest of the Company's shareholders for the Company to exchange the currently issued and outstanding securities of Authentidate, Inc. for securities of Bitwise. Included in the Exchange would be Authentidate securities owned by or offered to officers, directors and 5% shareholders of the Company. Authentidate securities beneficially owned by the Company, however, would not be included in the Exchange.

       - The Company has engaged First Albany Corporation to render an opinion as to the fairness of the Exchange to the Company. A copy of this opinion is attached as Exhibit 4 to this Proxy Statement. See "Fairness Opinion of Investment Bank" below.

       - Authentidate, Inc. is not a reporting company under the Securities Exchange Act of 1934, as amended. Accordingly, there is no active trading market for shares of Authentidate, Inc.

       - THE SHAREHOLDERS OF THE COMPANY ARE NOT RECEIVING ANY PAYMENTS OF ANY KIND (STOCK OR CASH OR OTHERWISE) AS A RESULT OF THE EXCHANGE.

       - THE CORPORATE EXISTENCE OF THE COMPANY WILL NOT BE AFFECTED BY THE EXCHANGE.

     Consideration Payable to the Sellers of the Authentidate Securities

       - The Board of Directors has unanimously approved, and recommends Shareholder approval of, a resolution granting authority to the Board of Directors to implement the foregoing Exchange at an exchange rate of 1.5249 shares of the Common Stock of Bitwise Designs for each share of Authentidate Common Stock.

       - All fractional shares resulting from the Exchange will be rounded up or down to the nearest whole share.

       - No officer, director, associate or affiliate of the Company is expected to derive any material benefit from approval of the Exchange other than the benefits which would be enjoyed by any other person holding the same number of shares.

     Conditions and Termination; Regulatory Approvals

     The Exchange is contingent upon the approval of the shareholders of the Company but is not otherwise subject to regulatory approvals.

     Federal Tax Consequences; Accounting Treatment of the Exchange

     The Company believes that there are no federal or other income tax consequences of the Exchange for the shareholders of the Company because the shareholders are not receiving any form of payment as a result of the transaction. The shareholders of the Company will continue to hold shares of Common Stock of the Company.

     The Company intends to utilize the "purchase" method of accounting for the acquisition of the Authentidate minority securities. The Company has been consolidating Authentidate, Inc. on its annual and quarterly reports to shareholders. The Exchange rate will be based upon the independent valuation of Authentidate performed by First Albany and the market price of the Company's Common Stock on the date that the Company's Board of Directors approved the Exchange.

     The shares to be issued to the security holders of Authentidate in the Exchange will be "restricted shares" under the Securities Act of 1933, as amended (the "Act"). "Restricted shares" may not be sold by the holder unless
(i) a registration statement is filed with, and declared effective by, the SEC or (ii) pursuant to Rule 144 promulgated by the SEC or (iii) there exists an exemption from the registration requirements of the Act.

     Appraisal Rights

     The Company's shareholders are not entitled to appraisal rights under the Delaware General Corporation Law.


BACKGROUND OF THE PROPOSED TRANSACTION


     The Board of Directors has unanimously approved a proposal to exchange all issued and outstanding securities of Authentidate, Inc. into securities of the Company, whereby each share of Common Stock of Authentidate, Inc. will be exchanged for 1.5249 shares of Common Stock of the Company, not including Authentidate securities beneficially owned by the Company. Similarly, under the Exchange, holders of outstanding Authentidate options and warrants (other than the Company) will be able to exchange their Authentidate options and warrants for like securities of Bitwise at the exchange ratio. By way of example, a shareholder holding 100 shares of Common Stock of Authentidate prior to the exchange will be issued 152 shares of the Common Stock of the Company after the exchange. All fractional shares resulting from the Exchange will be rounded up or down to the nearest whole share. The Company has engaged First Albany Corporation to render an opinion as to the fairness of the Exchange to the Company. A copy of this opinion is attached as Exhibit 4 to this Proxy Statement.



    Approval of the Exchange by the Company's shareholders is not required by the Company's Certificate of Incorporation, its Bylaws or under the Delaware General Corporation Law. The Company's Common Stock is listed for trading on the Nasdaq National Market and under its rules a listed company must obtain shareholder approval for any transaction in connection with the acquisition of the stock of another company if any director, officer or substantial shareholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest) in the acquisition target or in the consideration to be paid in the transaction and the present or potential issuance of common stock or securities convertible into common stock could result in an increase in outstanding voting shares of 5% or more. Under the terms of the proposed Exchange, certain officers and directors of the Company would have an interest in excess of 5% of the consideration to be paid in the transaction, and as contemplated, the Company would issue an aggregate of 2,093,333 shares of its Common Stock (on a fully-diluted basis) which would result in an increase of greater than 5% of the number of outstanding voting shares. Accordingly, the Exchange requires shareholder approval under the Nasdaq National Market rules.



     There are presently 3,602,436 shares of Common Stock, $.001 par value per share, of Authentidate issued and outstanding, and an additional 903,577 shares underlying outstanding or offered warrants and options. However, since the Company owns 2,946,312 shares of Authentidate Common Stock, a total of 1,599,701 shares of Authentidate Common Stock, on a fully-diluted basis, would be subject to the Exchange. In addition, there are 14,856,730 shares of the Company's Common Stock issued and outstanding and an additional 6,148,775 shares of Common Stock underlying outstanding convertible securities as of the Record Date. If the Exchange is approved there will be 23,095,839 shares issued and outstanding of the Company's Common Stock, including shares issuable upon the conversion or exercise of various securities of the Company. Accordingly, unless Proposal IV, "Amendment of the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock," is approved by the Shareholders, the Company will not be able to implement the Exchange, even if approved by the Shareholders.



     The Company's Chief Executive Officer, John T. Botti, was granted 364,506 options exercisable at $1.00 per share, and the Company's Chief Technology Officer, Nicholas Themelis, was granted 72,049 options exercisable at $4.00 per share. Further, Robert Van Naarden, the Chief Executive Officer of Authentidate was granted 227,816 options exercisable at $4.00 per share. The options granted to Messrs. Botti and Themelis were approved by the Compensation Committee of the Company during the fiscal year ended June 30, 2000. The options granted to Mr. Van Naarden were approved by the Compensation Committee of the Company in connection with the employment agreement entered into with Mr. Van Naarden subsequent to the fiscal year ended June 30, 2000. The Board of Directors of the Company voted on October 6, 2000 to exchange Authentidate, Inc. securities for like securities of the Company, including stock options granted by Authentidate. Accordingly, if the Exchange is approved, Mr. Botti would receive options to purchase 555,834 shares of the Company's Common Stock ; Mr. Themelis would receive options to purchase 109,867 shares of the Company's Common Stock; and Mr. Van Naarden would receive options to purchase 347,397 shares of the Company's Common Stock. Further, Gateway Network, LLC and certain affiliates and members of the Skelly Family, investors in the Company's private placement which closed in October 1999, own in the aggregate 576,225 shares of the Common Stock of Authentidate, and are each members of a group (as defined under Section l3(d)(3) of the Securities Exchange Act of l934) owning more than 5% of the Company's Common Stock. The interest of these investors is non-dilutible up to the contribution of an additional $1,500,000 of capital to Authentidate.



TRANSACTION PROPOSED BY THE BOARD OF DIRECTORS



     The Company's Articles of Incorporation currently authorizes the issuance of 20,000,000 shares of Common Stock, par value $.001 per share. If Proposal IV is approved by the shareholders, the Company will be authorized to issue 40,000,000 shares of Common Stock. As of the Record Date, the Company had 14,856,730 issued and outstanding shares of Common Stock. As of such date, there was also reserved for issuance upon the conversion or exercise of various securities of the Company 6,148,775 shares of Common Stock, leaving no shares authorized, unissued and unreserved shares available for future issuances unless Proposal IV is approved by the shareholders. If Proposal IV is approved by the shareholders, the Company will have a total of 18,994,495 authorized, unissued and unreserved shares of Common Stock available for future issuances, not including the shares of Common Stock which would be issued if the Exchange is approved by the shareholders. If the Exchange is effected, the number of shares of Common Stock issued and outstanding will be 15,857,254 and the number of shares of Common Stock reserved for issuance will be 7,238,585, leaving a total of 16,904,161 authorized, unissued and unreserved shares of Common Stock available for future issuances.



     If the Exchange is approved by Shareholders, every outstanding share of Authentidate would be exchanged for 1.5249 shares of Common Stock of the Company in accordance with the terms of the Exchange, as of the date on which the amendment to the Company's Articles of Incorporation changing its name is filed with the Secretary of State of the State of Delaware (the "Effective Date"). By way of example, if a shareholder owns 100 shares of Authentidate prior to the Effective Date of the Exchange and the Exchange is authorized by the Shareholders and approved by the Board of Directors, then the shareholder would own 152 shares of the Common Stock of the Company. Securities of Authentidate beneficially owned by officers, directors and 5% shareholders of the Company would be included in the Exchange. Authentidate securities beneficially owned by the Company, however, would not be included in the Exchange. If the Exchange is approved, a total of 656,124 shares of Authentidate Common Stock would be exchanged for an aggregate of 1,000,524 shares of the Common Stock of Bitwise Designs and the 714,676 shares of Authentidate Common Stock issuable upon exercise of options granted and warrants issued and outstanding would be exchanged for an aggregate of 1,089,810 options and warrants to purchase the Common Stock of Bitwise Designs. The 2,946,312 shares of Authentidate Common Stock owned by the Company are not subject to the Exchange.



     No fractional shares of new Common Stock will be issued for any fractional new share interest. Rather, each Shareholder who would otherwise receive a fractional new share of Common Stock as a result of the Exchange will have their interest rounded up or down to the nearest whole share. Holders of warrants issued by Authentidate, Inc. will also have their warrants exchanged for warrants to be issued by the Company, at the same Exchange rate. Except for the exercise price, the terms of the warrants will not otherwise be affected by the Exchange. Accordingly, certain holders shall have demand and piggyback registration rights with respect to the shares underlying their warrants.


     No officer, director, associate or affiliate of the Company is expected to derive any material benefit from approval of the Exchange other than the benefits which would be enjoyed by any other person holding the same number of shares.


     At a meeting of the Company's Board of Directors on October 6, 2000, the Board approved the Exchange and directed the Company's officers to negotiate the terms of the Exchange with the independent shareholders of Authentidate, Inc. and to obtain a fairness opinion from a reputable investment bank. The management of the Company and certain principal shareholders of Authentidate, Inc. commenced negotiating the terms of the Exchange immediately thereafter and elected to have the fairness of the exchange rate passed upon by First Albany Corporation. On January 29, 2001, the Company received the opinion of First Albany that the Exchange Rate of 1.5249 is fair to the Company. The Board of Directors approved the Exchange in connection with its decision to refocus the direction of the Company and to concentrate the Company's growth on the Authentidate business line. The shareholders of the Company will not be receiving any consideration as a result of the Exchange, but will continue to be shareholders of Exchange and will therefore benefit from the transaction.



About Authentidate, Inc.



     Authentidate, Inc. was incorporated on November 17, 1999 and is a majority-owned subsidiary of the Company. Authentidate, Inc. was established by the Company to engage in a new business line of providing customers with a software-based service to (a) accept and store electronic files from networks and personal computers throughout the world and from different operating systems via the Internet; (b) time and date stamp those files using a secure clock; (c) allow users to transmit only the "secure codes" to Authentidate fileservers while maintaining the original within the customers "firewall"; and (d) allow users to prove authenticity of time, date and content of stored electronic documents. Authentidate Inc.'s principal executive offices are located at Two World Financial Center, 43rd Floor, New York, New York 10281. Its telephone number is (212)329-1100.



     To date, Authentidate, Inc.'s operations have been funded by the Company and the Company currently accounts for the operations of Authentidate, Inc. in its financial statements on a consolidated basis. The Company selected the initial management of Authentidate and Authentidate's Board of Directors are solely comprised of officers and directors of the Company.

     Subsequent to the incorporation of Authentidate, the Company and Authentidate entered into a joint venture agreement with a German concern to develop the Authentidate Software in foreign languages and to market that product outside the Americas, Japan, Australia, New Zealand and India. Pursuant to the terms of the joint venture agreement, the joint venture vehicle, Authentidate International, A.G., has an exclusive license to the Authentidate software in its territory. The Company owns 39% of the joint venture.


     Additional descriptive and financial information about Authentidate is located in the Annual Report to Shareholders which is incorporated herein by reference and which is being mailed to stockholders with this Proxy Statement.

Fairness Opinion of Investment Bank


     The Company has engaged the investment banking firm of First Albany Corporation to render an opinion as to the fairness of the Exchange to the Company. On January 29, 2000 the Company received the opinion from First Albany that the Exchange Rate of 1.5249 was fair to the Company.



     The Company elected to engage First Albany based on a review of bids obtained to render the fairness opinion, the ability of First Albany to satisfy the Company's time requirements with respect to rendering the opinion and on First Albany's reputation as possessing specific market expertise. First Albany will receive $50,000 as compensation for rendering a fairness opinion, which was negotiated between the Company and First Albany on an arms-length basis. The Company did not have a material relationship with First Albany prior to engaging First Albany to render the fairness opinion and no such relationship is contemplated in the future.


     The Exchange rate to be applied in this transaction will be the rate opined as fair to the Company by First Albany Corporation. First Albany Corporation's opinion is based on its analysis of Authentidate, Inc. The Exchange rate will be the ratio that the per share price of one share of the common stock Authentidate, Inc. bears to one share of the Company's Common Stock on the date the Company's Board of Directors approved the Exchange.


     In rendering its opinion, First Albany performed an independent analysis of Authentidate, Inc. and the Company did not instruct First Albany in its investigation of Authentidate, Inc. Further, the Company did not impose limitations on the scope of the investigation performed by First Albany.

     A copy of the opinion rendered by First Albany Corporation is attached as
Exhibit 4 to this Proxy Statement.

Conditions and Termination; Regulatory Approvals


     The Exchange is contingent upon the approval of the shareholders of the Company, but is not otherwise subject to regulatory approval.



Federal Tax Consequences; Accounting Treatment of Exchange



     The Company believes that there are no federal or other income tax consequences of the Exchange for the shareholders of the Company because the shareholders are not receiving any form of payment as a result of the transaction. The shareholders of the Company will continue to hold shares of Common Stock of the Company.



     The Company intends to utilize the "purchase" method of accounting for the acquisition of the Authentidate minority securities. The Company has been consolidating Authentidate, Inc. on its annual and quarterly reports to shareholders. The Exchange rate will be based upon the independent valuation of Authentidate performed by First Albany and the market price of the Company's Common Stock on the date that the Company's Board of Directors approved the Exchange.



     Pursuant to the Exchange, the security holders of Authentidate will receive "restricted" securities of the Company under the Securities Act of 1933, as amended. "Restricted" securities may not be sold by the holder unless (i) a registration statement is filed with, and declared effective by, the SEC or (ii) pursuant to Rule 144 promulgated by the SEC or (iii) there exists an exemption from the registration requirements of the Act.

Appraisal Rights



     The Company's shareholders are not entitled to appraisal rights under the Delaware General Corporation Law.



     The Board of Directors believes that it is in the best interest of the Company to grant the Board of Directors authority to declare and implement the Exchange on a 1-for-1.5249 basis or such other Exchange rate as determined after completion of the fairness opinion by First Albany corporation.


VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock voting at the annual meeting is required for the approval of this Proposal V.

THE BOARD OF DIRECTORS DEEMS THE EXCHANGE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


PRO FORMA FINANCIAL STATEMENTS



     The Company has determined that in connection with its decision to change the name of the Company from Bitwise Designs, Inc. to Authentidate Holding Corp. and to focus its efforts on implementing the Authentidate business plan, the Company has elected to exchange the currently issued and outstanding securities of Authentidate, Inc. for securities of Bitwise (the "Exchange"). The Company already owns a majority of Authentidate common stock and consolidates Authentidate, Inc. on its financial statements. The Company plans to acquire the minority interest in Authentidate, Inc. in exchange for common stock of the Company and account for it under the Purchase Method of Accounting. The minority interest is less than 20% and the Company already owns in excess of 80% of Authentidate.



     Authentidate, Inc. had assets of approximately $1.9 million at September 30, 2000 and $1.8 million at June 30, 2000, and virtually no revenue for either period.



     The attached Pro forma financial statements include a Balance Sheet as of September 30, 2000 and Statements of Operations for the fiscal year ended June 30, 2000 and the three months ended September 30, 2000. Because the Company already consolidates Authentidate, Inc. in its financial statements there are only a small number of adjustments required to create a pro forma Balance Sheet and Statements of Operations. The footnotes explain each adjustment.

                                    PRO FORMA
                     BITWISE DESIGNS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET


                                                                             ACTUAL                                  PRO FORMA
                                                                         SEPTEMBER 30,       ADJUSTMENTS            SEPTEMBER 30,
                                                                               2000             DR(CR)                 2000
                                                                       ----------------   ------------------      ----------------
                                   ASSETS
Current Assets:
   Cash and cash equivalents.......................................... $   8,156,924                              $     8,156,924
   Accounts receivable, net of allowance for doubtful accounts
     of $435,738 at Sept. 30, 2000....................................     3,956,822                                    3,956,822
   Due from related parties...........................................        10,083                                       10,083
   Inventories:
     Finished goods...................................................       847,843                                      847,843
     Purchased components & raw material..............................     1,138,291                                    1,138,291
   Income taxes receivable............................................        15,071                                       15,071
   Prepaid expenses and other current assets..........................       295,440                                      295,440
                                                                       --------------                             ----------------
     Total current assets.............................................    14,420,474                                   14,420,474
                                                                       --------------                             ----------------
Property and equipment, net...........................................     3,114,945                                    3,114,945
Other assets:
   Software development costs, net....................................       491,929                                      491,929
   Excess of cost over net assets of acquired companies, net..........     1,234,630             4,002,096  (b)         4,236,202
                                                                                                (1,000,524) (c)
   Investment in Authentidate International AG........................     1,314,430                                    1,314,430
   Other intangible assets, net.......................................       106,299                                      106,299
   Other assets.......................................................           300                                          300
                                                                       --------------     ----------------        ----------------
Total assets.......................................................... $  20,683,007      $      3,001,572         $    23,684,579
                                                                       ==============     ================        ================

                    LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable................................................... $   2,161,654                              $     2,161,654
   Accrued expenses and other liabilities.............................       285,649                                      285,649
   Current portion of long-term debt..................................        29,515                                       29,515
   Due to related parties.............................................        68,040                                       68,040
                                                                       --------------                             ----------------
     Total current liabilities........................................     2,544,858                                    2,544,858
                                                                       --------------                             ----------------
Long-term debt, net of current portion................................     1,343,903                                    1,343,903
Deferred grant........................................................     1,000,000                                    1,000,000
                                                                       --------------                             ----------------
     Total liabilities................................................     4,888,761                                    4,888,761
                                                                       --------------                             ----------------
Shareholders' equity:
   Preferred stock--$.10 par value, 5,000,000 shares authorized
     Series A-200 shares issued and outstanding.......................            20                                           20
     Series B-50,000 shares issued and outstanding....................         5,000                                        5,000
   Common stock--$.001 par value; 20,000,000 shares authorized; shares issued: 14,794,179 at Sept. 30, 2000 and 15,794,703 per the
     Pro forma Balance Sheet..........................................        14,794                1,001 (a)              15,795
   Additional paid-in-capital.........................................    39,173,473               (1,001)(a)          43,174,568
                                                                                                4,002,096 (b)
   Accumulated deficit................................................   (23,399,041)          (1,000,524)(c)         (24,399,565)
                                                                       --------------                             ----------------
     Total shareholders' equity.......................................    15,794,246                                   18,795,818
                                                                       --------------     ----------------        ----------------
Total liabilities and shareholders' equity............................ $  20,683,007      $     3,001,572         $    23,684,579
                                                                       ==============     ================        ================

                                    PRO FORMA
                     BITWISE DESIGNS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                     ACTUAL FOR                      PRO FORMA FOR    ACTUAL FOR THE                  PRO FORMA FOR
                                     THE 3 MONTHS                     THE 3 MONTHS       12 MONTHS                     THE 12 MONTHS
                                     ENDED SEPT.                      ENDED SEPT.     ENDED JUNE 30,                    ENDED JUNE
                                      30, 2000       ADJUSTMENTS       30, 2000            2000        ADJUSTMENTS       30, 2000
                                    --------------  -------------   ---------------  ----------------  ------------  ---------------
Net sales........................   $   4,483,479                   $    4,483,479   $    15,289,738                 $   15,289,738
Cost of goods sold...............       3,176,302                        3,176,302        11,924,581                     11,924,581
                                    --------------  -------------   ---------------  ----------------  ------------  ---------------
   Gross profit..................       1,307,177              0         1,307,177         3,365,157             0        3,365,157
Selling, general and
   administrative expense........       2,346,415        200,105(c)     (2,546,520)        8,016,192       800,419        8,816,611
Product development costs........         629,790                          629,790           665,533                        665,533
                                    --------------  -------------   ---------------  ----------------  ------------  ---------------
   Operating loss................      (1,669,028)       (200,105)      (1,869,133)       (5,316,568)     (800,419)      (6,116,987)
Other income (expense):
Interest expense.................         (28,428)                         (28,428)         (299,994)                      (299,994)
Interest and other income........         122,060                          122,060           305,778                        305,778
                                    --------------  -------------   ---------------  ----------------  ------------  ---------------
Loss before income taxes.........      (1,575,396)       (200,105)       (1,775,501)       (5,310,784)     (800,419)     (6,111,203)
Income tax exp./ (benefit).......             500                               500              (102)                         (102)
                                    --------------  -------------   ---------------  ----------------  ------------  ---------------
Loss before minority interest....      (1,575,896)       (200,105)       (1,776,001)       (5,310,682)     (800,419)     (6,111,101)
Minority interest................                                                             36,639                         36,639
                                    --------------  -------------   ---------------  ----------------  ------------  ---------------
Net income/(loss)................   $  (1,575,896)  $    (200,105)   $   (1,776,001)  $    (5,274,043)  $  (800,419) $   (6,074,462)
                                    ==============  =============   ===============  ================  ============  ===============
Per share amounts:
Net loss per common share........   $       (0.11)  $      (0.01)   $        (0.12)  $         (0.49)  $     (0.07)  $        (0.56)
                                    ==============  =============   ===============  ================  ============  ===============


Footnotes
------------------------------
     (a)    Shares issued to minority shareholders   1,000,524
            Par value                                    0.001
            Increase to common stock                    $1,001
     (b)    Excess of cost over net assets of Authentidate (Goodwill)
     (c) Amortization of Authentidate goodwill 1/4 of a year amortized over 5 years
     (d)    Full year of amortization using a 5 year life.

     (e) Assumes the Company's market stock price is $4.00 on the date of the Shareholders Meeting.
[/R]
ADDITIONAL FINANCIAL INFORMATION

     A copy of the consolidated audited financial statements for the fiscal year ended June 30, 2000 of Bitwise Designs, Inc. and Subsidiaries is included in the Company's Annual Report to Shareholders, filed with the Securities and Exchange Commission and delivered to shareholders along with this proxy statement.

     A copy of the Company's Report on Form 10-Q for the fiscal quarter ended September 30, 2000 filed with the Securities and Exchange Commission is annexed hereto as Exhibit 5.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE COMPENSATION

     The following table provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-K) compensation awarded to, earned by, paid by the Company during the years ended June 30, 2000, 1999 and 1998 to each of the named executive officers of the Company.

                           SUMMARY COMPENSATION TABLE


                               ANNUAL COMPENSATION

                                                                                                               LONG TERM
                                                                                                          COMPENSATION AWARDS
                                                                                                    --------------------------------
                                                                                                                       NO. OF
                                                                                                    RESTRICTED        SECURITIES
                                            FISCAL                                OTHER ANNUAL         STOCK          UNDERLYING
NAME AND PRINCIPAL POSITION                  YEAR       SALARY        BONUS       COMPENSATION        AWARD(s)       OPTIONS/ SARS
------------------------------              -------   ------------   --------    ---------------    -----------    -----------------
John Botti...............................     2000      $203,665          0(1)    $      1,702(1)           0(2)           890,000
Chairman,                                     1999      $132,794          0       $      1,702              0                    0
President and                                 1998      $121,000          0       $      1,702              0                    0
Chief Executive
Officer

Nicholas Themelis........................     2000      $ 71,923(3)   $   0       $      5,000(3)           0              220,000
Vice-President, Chief
Technology Officer and
Director

--------------
 (1) Includes: (i) for 2000, an automobile and expenses of $1,500 and the payment of premiums on term life insurance policy of $202; (ii) for 1999, an automobile and expenses of $1,500 and the payment of premiums on a term life insurance policy of $202; and (iii) for 1998, an automobile and expenses of $1,500 and the payment of premiums on a term life insurance policy of $202.
 (2) No restricted stock awards were granted to Mr. Botti in fiscal 2000. Mr. Botti, however, owned 409,391 restricted shares of the Company's Common Stock on June 30, 2000, the market value of which was $2,405,172.12 on such date (based on the closing price of the common stock of $5.875), without giving effect to the diminution in value attributed to the restriction on such shares.
 (3) Represents salary earned by the employee and paid by the Company during the fiscal year ended June 30, 2000. Mr. Themelis commenced employment with the Company on April 3, 2000. The Company also contributed $5,000 towards a life and disability insurance policy for Mr. Themelis.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE VALUE AT    ALTERNATIVE
                                                                                        ASSUMED ANNUAL RATES OF          TO (f) AND
                                           INDIVIDUAL                                  STOCK PRICE APPRECIATION FOR      (g) GRANT
                                             GRANTS                                           OPTION TERM                DATE VALUE
                                         ----------------                              ------------------------------   ------------
                           NUMBER OF       PERCENT OF
                          SECURITIES          TOTAL
                          UNDERLYING       OPTION/SARS                                                                     GRANT
                            OPTION/        GRANTED TO       EXERCISE                                                       DATE
                             SARS         EMPLOYEES IN      OF BASE                                                       PRESENT
                          GRANTED (#)     FISCAL YEAR(1)     PRICE        EXPIRATION                                       VALUE ($)
NAME(a)                       (b)              (c)          (S/SH) (d)     DATE (c)      5% ($) (f)     10% ($) (g)         (h)
----------               --------------  ----------------  -----------   ------------  -------------  ---------------   ------------
John Botti............          50,000        3.2%         $    9.125        4/20/05   $    126,750   $      278,750
John Botti............         840,000       54.5%         $    5.875        6/30/05   $  1,365,000   $    3,014,400
Nicholas Themelis.....          20,000        1.2%         $  0.96875        9/20/04   $      5,425   $       11,825
Nicholas Themelis.....         200,000       12.9%         $    11.25        2/28/05   $    622,000   $    1,374,000

--------------
 (1) No Stock Appreciation Rights were granted to any of the named executive officers during the last fiscal year.


                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The following table contains information with respect to the named executive officers concerning options held as of the year ended June 30, 2000.

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                                                            VALUE OF UNEXERCISED
                                               SHARES                        NUMBER OF UNEXERCISED         IN-THE- MONEY OPTIONS AT
                                              ACQUIRED        VALUE        OPTIONS AS OF JUNE 30, 2000        JUNE 30, 2000(1)
NAME                                         ON EXERCISE     REALIZED      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
--------                                    -------------  -------------  -----------------------------  ---------------------------
John T. Botti............................        320,000   $    500,000         1,065,000/50,000         $                618,750/0
Nicholas Themelis........................         20,000   $     26,250          50,000/150,000          $                      0/0

--------------
 (1) Based upon the closing bid price ($5.875 per share) of the Company's Common Stock on June 30, 2000 less the exercise price for the aggregate number of shares subject to the options.

STOCK OPTION PLANS

     1992 Employees Stock Option Plan

     In April 1992, the Company adopted the 1992 Employees Stock Option Plan (the "1992 Plan") which provided for the grant of options to purchase up to 600,000 shares of the Company's Common Stock. On January 26, 1995, the stockholders of the Company approved an amendment to the 1992 Plan to increase the number of shares of Common Stock available under the 1992 Plan to 3,000,000 shares. Under the terms of the 1992 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISOs"). As of January 8, 2001, there were outstanding 2,094,713 options under the 1992 Plan with exercise prices ranging from $.84 to $11.25. THE BOARD OF DIRECTORS HAS PROPOSED TO ADOPT THE 2000 EMPLOYEES STOCK OPTION PLAN AND HAS SUBMITTED A PROPOSAL FOR STOCKHOLDER VOTE AT THE ANNUAL MEETING. PLEASE REFER TO THE DISCUSSION UNDER THE HEADING "PROPOSAL II ADOPTION OF 2000 EMPLOYEE STOCK OPTION PLAN."

     The 1992 Plan is administered by a Compensation Committee designated by the Board of Directors. The Compensation Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted. Whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option, shall be determined by the Committee. The Board or Committee shall have full authority to interpret the 1992 Plan and to establish and amend rules and regulations relating thereto.

     Under the 1992 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the 1992 Plan) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISOs options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which become exercisable in any calendar year shall not exceed $100,000. The "fair market value" will be the closing NASDAQ bid price, or if the Company's Common Stock is not quoted by NASDAQ, as reported by the National Quotation Bureau, Inc., or a market maker of the Company's Common Stock, or if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith.

     The Compensation Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option.

     Unless sooner terminated, the 1992 Plan will expire in April, 2002.

     1992 Non-executive Director Stock Option Plan

     In April, 1992, the Board of Directors adopted the Non-Executive Director Stock Option Plan (the "Director Plan") which was approved by the Company's stockholders in May, 1992. With the approval of the shareholders, the Director Plan was amended in December, 1997. Options are granted under the Director Plan until April, 2002 to (i) non-executive directors as defined and (ii) members of any advisory board established by the Company who are not full-time employees of the Company or any of its subsidiaries. The Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares, upon joining the Board of

Directors, and 10,000 shares on each September 1st thereafter, provided such person has served as a director for the 12 months immediately prior to such September 1st. Each eligible director of an advisory board will receive, upon joining the advisory board, and on each September 1st thereafter, an option to purchase 5,000 shares of the Company's Common Stock, providing such person has served as a director of the advisory board for the previous 12 month period.

     As of January 8, 2001, there are outstanding 160,000 options under the Director Plan with exercise prices from $.84375 to $4.8125.

     The exercise price for options granted under the Director Plan is 100% of the fair market value of the Common Stock on the date of grant. The "fair market value" is the closing NASDAQ bid price, or if the Company's Common Stock is not quoted by NASDAQ, as reported by the National Quotation Bureau, Inc., or a market maker of the Company's Common Stock, or if the Common Stock is not quoted by any of the above by the Board of Directors acting in good faith. Until otherwise provided in the Stock Option Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of common Stock of the Company or by a combination of each. The term of each option commences on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. The Director Plan is administered by a committee of the board of directors composed of not fewer than three persons who are officers of the Company (the "Committee"). The Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment.

EMPLOYMENT AGREEMENTS

     In January, 2000, the Company entered into a new three year employment agreement with its Chief Executive Officer, Mr. John T. Botti, which will expire on January 1, 2003. The agreement provides for (i) a base salary of $250,000 in the first year of the agreement, increasing by 10% in each year thereafter; (ii) a bonus equal to 3% of the Company's pre-tax net income, with such additional bonuses as may be awarded in the discretion of the Board of Directors; (iii) certain insurance and severance benefits; and (iv) automobile and expenses.


     In February 2000, the Company entered into an employment agreement with its new Chief Technology Officer and Vice President of Technology, Mr. Nicholas Themelis, for a one-year term. The employment agreement provides for (i) annual salary of $240,000 with an increase to $260,000 one month after the one-year anniversary of the employment agreement; (ii) annual salary of $50,000 from Authentigraph for service in the capacity of Chief Executive Officer of Authentigraph; (iii) a bonus as determined by the Board of Directors; (iv) $5,000 for life insurance; (v) the award of 200,000 employee stock options to purchase the Company's common stock at an exercise price of $11.25 per share, with 50,000 vested immediately and 50,000 vesting in six month increments; (vi) the award of stock options to purchase such number of shares of Authentigraph as shall equal 10% of the total issued and outstanding shares of Authentigraph, at an aggregate exercise price of $50,000, vesting immediately; and (vii) the award of stock options to purchase 2% of the issued and outstanding shares of common stock of Authentidate at the aggregate exercise price of $400,000, vesting 25% immediately and the balance vesting in six month increments of 25% of the total grant. Mr. Themelis will be issued Bitwise options in lieu of these options, as discussed under Proposal V.



     In July 2000, Authentidate entered into an employment agreement with its new Chief Executive Officer, Mr. Robert Van Naarden, for a three year term. The employment agreement provides for (i) annual salary of $250,000; (ii) an annual bonus of up to $200,000, with a minimum bonus of $80,000 during the first year;
(iii) a severance agreement equal to twelve months salary in the event employment agreement is terminated without cause; (iv) the award of such number of shares of common stock of Authentidate as shall equal 5% of the shares outstanding on the date of the employment agreement, vesting in equal amounts over a four year period, commencing one year from the date of the agreement (Mr. Van Naarden will be issued Bitwise options in lieu of lease options, as described under Proposal V); and (v) the award of employee stock options to purchase 200,000 shares of common stock of Bitwise Designs, Inc., vesting in equal amounts over a four year period, at an exercise price of $6.3125 per share.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the total cumulative return on the Company's common stock and the Nasdaq Composite Index and a Software Index (assuming reinvestment of dividends). The Company's common stock is listed for trading in the Nasdaq National Market under the trading symbol BTWS.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN

                                  [LINE GRAPH]

     Listed below is the value of a $10,000 investment at each of the Company's last 5 year ends:


                       CUMULATIVE TOTAL SHAREHOLDER RETURN

                                               NASDAQ                        NASDAQ
DATE                BITWISE               COMPOSITE INDEX                SOFTWARE INDEX
-----          ------------------ --------------------------------- -------------------------
6/30/96             $10,000                   $10,000                       $10,000
6/30/97             $ 6,382                   $12,165                       $12,623
6/30/98             $ 3,816                   $16,011                       $19,065
6/30/99             $ 2,040                   $23,031                       $29,173
6/30/00             $12,368                   $34,031                       $41,432

--------------

Footnotes:

 (1) Assumes $10,000 was invested at June 30, 1996 in Bitwise and each Index presented.
 (2) The comparison indices were chosen in good faith by management. Most of the Company's peers are divisions of large multi-national companies therefore a comparison is not meaningful. In addition, the Company is involved in three distinct businesses: document imaging software, authentidation/security software and computer systems integration, for which there is no peer comparison. Therefore the Company has chosen the NASDAQ Computer and Data Processing Index, which is primarily comprised of software companies.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The General Corporation Law of Delaware provides generally that a corporation may indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative in nature to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, in a proceeding not by or in the right of the corporation, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such suit or proceeding, if he acted in good faith and in a manner believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe his conduct was unlawful. Delaware law further provides that a corporation will not indemnify any person against expenses incurred in connection with an action by or in the right of the corporation if such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall deem proper.

     The By-Laws of the Company provide for indemnification of officers and directors of the Company to the greatest extent permitted by Delaware law for any and all fees, costs and expenses incurred in connection with any action or proceeding, civil or criminal, commenced or threatened, arising out of services by or on behalf of the Company, providing such officer's or director's acts were not committed in bad faith. The By-Laws also provide for advancing funds to pay for anticipated costs and authorizes the Board to enter into an indemnification agreement with each officer or director.

     In accordance with Delaware law, the Company's Certificate of Incorporation contains provisions eliminating the personal liability of directors, except for breach of a director's fiduciary duty of loyalty to the Company or to its stockholders, acts or omission not in good faith or which involve intentional misconduct or a knowing violation of the law, and in respect of any transaction in which a director receives an improper personal benefit. These provisions only pertain to breaches of duty by directors as such, and not in any other corporate capacity, e.g., as an officer. As a result of the inclusion of such provisions, neither the Company nor stockholders may be able to recover monetary damages against directors for actions taken by them which are ultimately found to have constituted negligence or gross negligence, or which are ultimately found to have been in violation of their fiduciary duties, although it may be possible to obtain injunctive or equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders in any particular case, stockholders may not have an effective remedy against the challenged conduct.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as disclosed herein, the Company has not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of the Company's Common Stock.

     On October 10, 2000, the Company entered into a Letter of Intent with Authentidate and Internet Venture Capital, LLC, to enter into a Joint Venture Agreement and License Agreement providing for the development of the AuthentiGraph.com, Inc. business plan and to market the AuthentiGraph service of authenticating and recording signatures on sports and entertainment memorabilia. Two of the members of Internet Venture Capital are affiliated with the "groups" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) listed in this Proxy Statement as owning more that 5% of the outstanding common stock of the Company, see "Voting Securities and Security Ownership of Certain Beneficial Owners and Management."


     On January 5, 2001, the Company agreed to loan John T. Botti, its Chief Executive Officer, the amount of $317,000 and entered into a Pledge and Security Agreement of the same date, which grants the Company a second-priority security interest in the shares of the Company's Common Stock held by Mr. Botti to secure the loan.


     For information concerning employment agreements with, and compensation of, the Company's executive officers and directors, see "MANAGEMENT--EXECUTIVE COMPENSATION."

                              STOCKHOLDER PROPOSALS


     Proposals of Stockholders intended to be presented at the Company's Year 2001 Annual Meeting of Stockholders must be received by the Company on or prior to November 9, 2001 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the Year 2001 Annual Meeting of Stockholders.



                              FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM l0-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO IRA C. WHITMAN, SECRETARY, BITWISE DESIGNS, INC., 2165 TECHNOLOGY DRIVE, SCHENECTADY, NY 12308. Each such request must set forth a good faith representation that as of January 8, 2001 the person making the request was the beneficial owner of Common Shares or Series A Preferred Stock of the Company entitled to vote at the Annual Meeting of Stockholders. You may also obtain a copy of the Company's Form 10-KSB over the Internet from the SEC's Web Site, "WWW.SEC.GOV".


     The Company's audited financial statements for the fiscal year ended June 30, 2000, Selected Financial Data, Market for Common Equity, and Management's Discussion and Analysis of Financial Condition and Results of Operations are incorporated herein by reference to the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2000 as filed with the Securities and Exchange Commission and which is being mailed to stockholders with this Proxy Statement.



                               VI. OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                           By Order of the Board of Directors


                                           Ira C. Whitman, Secretary

February  , 2001





            WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
    NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                                                       EXHIBIT 1

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                            OF BITWISE DESIGNS, INC.

                                     CHARTER


I.      PURPOSE

        The primary function of the Audit Committee is to assist the Board of Directors of Bitwise Designs, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

- Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

- Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

- Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

        The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.     COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For the purposes of this Charter, the term "independent director" shall mean a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Corporation's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the

Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below).

IV.     RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

        1. Review and update this Charter periodically, at least annually, as conditions dictate.

        2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

        3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

        4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

        5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

        6. Receive from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the independent accountants concerning any disclosed relationships or services that may impact their objectivity and independence; and taking, or recommending that the Corporation's Board of Directors take, appropriate action to oversee the independence of the independent accountants.

        7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

        8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

        9. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

        10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

        11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

PROCESS IMPROVEMENT

        12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        14. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

        15. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

        16. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

        17. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

        18. Review activities, organizational structure, and qualifications of the internal audit department.

        19. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

        20. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

        21. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                       EXHIBIT 2

                        2000 EMPLOYEES STOCK OPTION PLAN

                                       OF

                              BITWISE DESIGNS, INC.

l.      PURPOSE OF THE PLAN

        This Employees Stock Option Plan (the "Plan") is intended as a performance incentive for officers, employees, consultants and other key persons of BITWISE DESIGNS, INC. (the "Company") or its Subsidiaries (as hereinafter defined) to enable the persons to whom options are granted (the "Optionees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options"). The term "Subsidiaries" includes any corporations in which stock possessing fifty percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.

2.      ELIGIBILITY

        (a) Incentive Options may be granted only to officers or other full-time employees of the Company or its Subsidiaries, including members of the Board of Directors who are also full-time employees of the Company or its Subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board of Directors of the Company or its Subsidiaries (other than Directors serving on the Option Committee), and to consultants and other key persons who provide services to the Company or its Subsidiaries, and members of any scientific or other advisory boards of the Company or otherwise (regardless of whether they are also employees).

        (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of ten percent of the voting power of all outstanding capital stock of the Company, unless notwithstanding anything in this Plan to the contrary (i) the purchase price for stock subject to such option is at least 110% of the fair market value of such stock at the time of the grant and (ii) the option by its terms is not exercisable more than 5 years from the date of grant thereof.

        (c) Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

        (d) The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

3.      STOCK SUBJECT TO THE PLAN

        (a) The stock granted under the Plan, or subject to the options granted under the Plan, shall be shares of the Company's authorized but unissued common stock, par value $.001 per share (the "Common Stock"). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 5,000,000 shares of Common Stock. Such number shall be subject to adjustment as provided in Section 7 hereof.

        (b) Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

4.      ADMINISTRATION

        (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such option shall be deemed to be a Nonqualified Option.

        (b) The Plan shall be administered by the Board of Directors or by a committee (the "Option Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") for such term as the Board of Directors may determine. The Board of Directors may, from time to time, remove members from, or add members to, the Option Committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". In the event that the Plan Administrator is an Option Committee of the Board of Directors, none of the members of such Option Committee shall be an officer or other full-time employee of the Company. It is the intention of the Company that each member of the Option Committee shall be a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Action by the Option Committee shall require the affirmative vote of a majority of all its members. In the event that the Plan Administrator is the Board of Directors, and a member of the Board of Directors may be eligible, subject to the restrictions in
Section 4, to participate in or receive or hold options under the Plan, no member of the Board of Directors or the Option Committee shall vote with respect to the granting of options hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options to directors, then any option granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

        With respect to grants made under the Plan to officers and directors of the Company who are subject to Section 16 of the Exchange Act, the Plan Administrator shall be constituted at all times so as to meet the requirements of Rule 16b-3 so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

        (c) Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:

               (i) To determine from time to time the options to be granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of options granted under the Plan to such persons;

               (ii) To construe and interpret the Plan and grants thereunder and in its discretion have the authority: (A) to determine, upon review of relevant information, the fair market value of the Common Stock; (B) to determine the exercise price per share of stock options to be granted; (C) to determine the eligible participants to whom, and time or times at which, options shall be granted and the number of shares to be issuable upon exercise of each stock option; (D) to construe and interpret the Plan; (E) to prescribe, amend and rescind rules and regulations relating to the Plan; (F) to determine the terms and provisions of each grant (which need not be identical); and (G) to make all other determinations necessary to or advisable for the administration of the Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an option under the Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such grant shall, in the event the Board of Directors at the time such option is granted is not deemed to satisfy the requirement of Rule 16b-3(b)(2)(i) or (ii) promulgated under the Act, be subject to the approval of an auxiliary committee consisting of not less than two persons who qualify as "disinterested persons" within the meaning of Rule 16b-3(d)(3) promulgated under the Act. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company and the Optionees; and

               (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

5.  DURATION OF THE PLAN

        The Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company, and upon the approvals, if required, of any other public authorities. The Plan shall remain in effect for a term of ten (l0) years from the date of adoption by the Board unless sooner terminated under
Section 15 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Plan pursuant to Section 15 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Plan had not been amended or terminated.

6. OPTIONS

        Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Plan Administrator shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

        (a) Expiration; Termination of Employment. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted. Except as otherwise determined by the Plan Administrator, either at the time an Option is granted or subsequent thereto, the following provisions shall govern the effect of an option holder's termination of employment. In the event that an option holder ceases to be an officer, employee, consultant, advisory board member, or director of the Company or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Board of Directors) and death, any option, including any exercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period; provided, however, that, if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an officer, employee, consultant, advisory board member or director of the Company or of any Subsidiary, any option granted to such person shall be exercisable for twelve (12) months after the date of permanent disability; but in no event after the expiration of the exercise period; provided that such option shall have previously vested (in whole or in part) prior to the date of such permanent disability and the exercise of such option is in no event made after the expiration of the option exercise period otherwise provided for. In the event of the death of an option holder while an officer, employee, consultant, advisory board member or director of the Company or any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Option Committee shall provide otherwise, in the event an option holder ceases to be an officer, employee, consultant, advisory board member or director of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

        (b) Exercise. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised, if not immediately exercisable, is referred to herein as the "waiting period. ") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (l) year nor more than ten (l0) years from the date of grant. (Any of such periods is referred to herein as the "exercise period"). Each option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Option Committee. The minimum number of shares with respect to which an option may be exercised at any one time shall be one hundred (100) shares, or such lesser number as is subject to exercise under the option at the time. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

        (c)    Method of Exercise and Payment of Purchase Price

        (i) Any option granted under the Plan may be exercised by the Optionee in whole or, subject to Section 6(b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice").

        (ii) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either: (A) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (B) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Common Stock that the optionee may freely transfer having a fair market value, determined by reference to the provisions of Section 6(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (C) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (C). Notwithstanding the foregoing, shares of Common Stock used in payment of the exercise price of an incentive option must have been held by the Optionee for a minimum of six months prior to exercise.

        (iii) The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of any option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the Option Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.

        (d) Purchase Price. The purchase price per share of Common Stock subject to each option shall be determined by the Plan Administrator; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option shall be not LESS THAN THE FAIR MARKET VALUE OF THE COMMON STOCK ON THE DATE SUCH INCENTIVE OPTION IS GRANTED. THE OPTION PRICE, WHICH SHALL BE APPROVED BY THE BOARD OF DIRECTORS, SHALL IN NO EVENT BE LESS THAN ONE HUNDRED PERCENT (L00%) IN THE CASE OF ISOS, AND EIGHTY-FIVE PERCENT (85%) IN THE CASE OF OTHER OPTIONS, OF THE FAIR MARKET VALUE OF THE COMPANY'S COMMON STOCK AT THE TIME THE OPTION IS GRANTED. In the case of a Non-Qualified Option, the purchase price per share of Common Stock subject to such Non-Qualified Option shall be such price as determined by the Plan Administrator. For the purposes of the Plan, the fair market value of the Common stock shall be determined in good faith by the Plan Administrator; provided (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock or (iv) if no such quotes are available, the fair market value as determined by the Board of Directors.

        (e) Incentive Treatment. The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $l00,000 under all plans of the employer corporation or its Parent or Subsidiaries.

        (f) Purchase for Investment. The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option. This Section 6(f) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted.

        (g) Other Provisions. Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

7.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        (a) If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

        (b) Adjustments under this Section 7 shall be determined by the Plan Administrator and such determinations shall be conclusive. The Plan Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

8.   ACCELERATION

        (a) Notwithstanding any contrary waiting period in any stock option agreement issued pursuant to the Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

        (b)    For purposes of this Section 8:

               (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the

Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

               (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections l3(d)(3) and l4(d)(2) of the Exchange Act, corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule l3d-3 in the case of rights to acquire the Company's securities).

        (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.



9.   CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

        (a) Nothing in the Plan or any Award made hereunder shall interfere with or limit in any way, the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.

        (b) For purposes of the Plan, a transfer of a recipient of options hereunder from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive, waiting or exercise period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options or restricted shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

l0.  GENERAL RESTRICTION

        Each Award made under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

11.     RIGHTS OF OPTIONEES

        No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

12.     NONTRANSFERABILITY OF OPTIONS

        During a Participant's lifetime, an option may be exercisable only by the Participant and options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, if applicable, the Plan Administrator may permit a recipient of a Nonqualified Option to (i) designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's Nonqualified Options in the event of such Participant's death or (ii) transfer a Nonqualified Option. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy of any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

13.   WITHHOLDING TAXES

        (a) Payment by Participant. Each Optionee shall, no later than the date as of which the value of any option granted hereunder or of any Common Stock issued upon the exercise of such option first becomes includable in the gross income of the participant for federal income tax purposes (the "Tax Date"), pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.

        (b) Payment in Shares. An Optionee may request permission to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an option exercise a number of shares with an aggregate fair market value that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the participant with an aggregate fair market value that would satisfy the withholding amount due. The following additional restrictions shall apply:

               (A) the election to satisfy tax withholding obligations in the manner permitted by this Section 11(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the Tax Date;

               (B)     such election shall be irrevocable;
               (C) such election shall be subject to the approval of the Board of Directors, which approval may be withheld in its absolute discretion; and

               (D) such election shall not be made within six months of the date of grant of the option.

l4.   NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan by the Board of Directors nor any provision of the Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.   AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

        The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and the limitation that, except as provided in Sections 6, 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

        (a) increase the number of shares of Common Stock as to which options may be granted under the Plan;

        (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

        (c)    change the minimum option exercise price;

        (d)    increase the maximum term of options provided herein; or

        (e) otherwise materially increase the benefits accruing to participants under the Plan.

        Except as provided in Sections 5, 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

 Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Company, without the consent of the respective recipients, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.

16.   LIMITATIONS ON EXERCISE.

        Notwithstanding anything to the contrary contained in the Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock received by the holder from the Company.

17.   GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

        (a) The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Option Committee.

        (b) The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.

        (c) Transactions under the Plan are intended to comply with Rule 16b-3 or any successor rule thereto promulgated under the Act. Any provision of the Plan or of any option agreement inconsistent with such compliance shall be inoperative and shall not affect the validity of the Plan or the availability of any exemption from Section 16(b) of the Act.

18.     EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL

        The Plan shall become effective upon the date that it is approved by the Company's Board of Directors, provided that the Plan is subject to the approval of the Plan by the Company's stockholders on or before the first anniversary of the date that the Plan is approved by the Company's Board of Directors. Options may be granted prior to such stockholder approvals, provided that no option granted under the Plan may be exercised until such stockholder approvals are obtained, and if such approvals are not obtained within such 12 month period, the Plan and all outstanding options shall terminate and be null and void.

                                                                       EXHIBIT 3

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                              BITWISE DESIGNS, INC.


        BITWISE DESIGNS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

        FIRST:         That the Board of Directors of said corporation, by the
unanimous written consent of its members filed with the minutes of the Board, adopted a resolution proposed and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

               RESOLVED, that the Certificate of Incorporation of Bitwise Designs, Inc., be amended by changing Articles "FIRST" and "FOURTH (A)" thereof so that, as amended, said Articles "FIRST" and "FOURTH (A)" shall be and read as follows:

               "FIRST The name of the Corporation is AUTHENTIDATE HOLDING
               CORP.";

               FOURTH:     (A) Authorized Capital Stock. The total number of
               shares of all classes of stock which the Corporation shall have authority to issue is FORTY FIVE MILLION (45,000,000) shares, consisting of FORTY MILLION (40,000,000) shares of Common Stock, par value $.00l per share (hereinafter, the "Common Stock"), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $.10 per share (hereinafter, the "Preferred Stock"), of which two hundred (200) shares have been designated Series A Preferred Stock, the relative rights, preferences and limitations of which are as set forth in sub-paragraph B of this Article FOURTH. The relative rights, preferences and limitations of shares of undesignated Preferred Stock shall be as provided in sub-paragraph C of this Article FOURTH.

        SECOND:        That at a meeting and vote of stockholders, duly held on
________, 2001, upon notice and in accordance with Section 222 of the General Corporation Law of the State of Delaware, a majority of stockholders have given consent to said amendment.

        THIRD:         That the aforesaid amendment was duly adopted in
accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        FOURTH:        That this Certificate of Amendment of the Certificate of
Incorporation shall be effective on the date of filing with the Secretary of the State of Delaware.

        IN WITNESS WHEREOF, Bitwise Designs, Inc. has caused this certificate to be signed by its Chief Executive Officer and Secretary this __ day of ________, 2001.


                                                   BITWISE DESIGNS, INC.



                                                   By
                                                    JOHN T. BOTTI, President

ATTEST:


By
 IRA C. WHITMAN, Secretary


                                       2

                                                                      Exhibit 4


                                       January 26, 2001

Board of Directors
Bitwise Designs, Inc.
2165 Technology Drive
Schenectady, NY 12308

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to Bitwise Designs, Inc. (the "Company") of the acquisition (the "Acquisition") of the remaining 18% minority interest in AuthentiDate, Inc. ("AuthentiDate"), a subsidiary of the Company as of January 8, 2001. As currently described in the Company's preliminary proxy statement as filed with the Securities and Exchange Commission on January 12, 2001 (the "Proxy Statement"), in the Acquisition, (i) each outstanding share of AuthentiDate common stock, par value $0.001 per share ("AuthentiDate Common Stock"), not currently owned by the Company, will be exchanged for 1.5249 shares of the Company's common stock, par value $0.001 per share ("Company Common Stock"), and (ii) the offered but unissued options and issued and outstanding warrants of AuthentiDate to purchase 953,883 shares of AuthentiDate Common Stock would be exchanged for an aggregate of 1,454,576 options and warrants to purchase Company Common Stock.

First Albany Corporation ("First Albany"), as a customary part of its investment banking business, is engaged on a regular basis in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate, estate and other purposes. We regularly publish research reports regarding various industry sectors.

In connection with and in preparation for rendering this opinion, we have reviewed, analyzed and relied upon certain information bearing upon the financial and operating condition of AuthentiDate and the Company, including: the Proxy Statement; a draft of the definitive proxy statement for the Company, dated January 26, 2001, the Company's press release, dated January 8, 2001, publicly announcing the Acquisition, certain internal financial statements and related information of AuthentiDate and the Company prepared by the management of AuthentiDate and the Company, respectively; and other financial information concerning the business and operations of AuthentiDate and the Company provided to us by the management of AuthentiDate and the Company, respectively, including, but not limited to, financial and operating budgets, analyses and forecasts of AuthentiDate and the Company. We have also discussed with members of the senior management of AuthentiDate and the Company the past and current business operations, financial condition and future prospects of AuthentiDate and the Company, as well as other matters believed to be relevant to our analysis. Further, we

Board of Directors
Bitwise Designs, Inc.
January 26, 2001
Page -2-

considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria that we deemed relevant to our analysis, including, to the extent publicly available, the financial terms of comparable transactions, as well as the historical stock prices and trading volumes for the Company Common Stock. Our opinion is based on market, economic and other conditions as they exist and can be evaluated by us on the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us by AuthentiDate or the Company or otherwise publicly available, and have assumed that there have been no material changes in AuthentiDate's or the Company's business operations, financial condition or prospects since the respective dates of such information. We have relied on advice of counsel to the Company as to all legal matters with respect to the Acquisition. We have not independently verified this information, nor have we had such information verified. For the purposes of rendering this opinion, we have not conducted a physical inspection of any of the assets, properties or facilities of AuthentiDate or the Company, nor have we made or obtained any independent evaluation or appraisals of any such assets, properties or facilities.

We have further assumed with your consent that the Acquisition will be consummated in accordance with the terms described in the Proxy Statement, without modifications to or waivers of the terms and conditions currently described therein.

We have not been asked to consider, and this opinion does not address, the relative merits of the Acquisition as compared to any alternative business strategy that may exist for the Company. Our opinion has been prepared for the benefit of the Company for use in its consideration of the Acquisition. This opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent.

First Albany will receive a fee for rendering this opinion, and such fee is not contingent upon the consummation of the Acquisition.

We may, from time to time, have a long or short position in, and buy or sell, the Company's common stock for our own account and for the accounts of our customers.

Based upon and subject to the foregoing, it is our opinion that the Acquisition is fair, from a financial point of view, to the Company as of January 8, 2001.

                                   Very truly yours,



                                   FIRST ALBANY CORPORATION

                                                                       EXHIBIT 5

================================================================================
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 10-Q

                           -------------------------


      [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
          SECURITIES EXCHANGE ACT OF 1934

                FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2000

     [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
         EXCHANGE ACT OF 1934

                FOR THE TRANSITION PERIOD FROM          TO

                                     0-20190
                              (Commission File No.)

                            -------------------------

                              BITWISE DESIGNS, INC
        (Exact name of small business issuer as specified in its charter)

                            -------------------------


                             DELAWARE                                            14-1673067
                 (State or other jurisdiction of                              (I.R.S.Employer
                 incorporation or organization)                             Identification No.)


                       2165 TECHNOLOGY DR.
                         SCHENECTADY, NY
                  (Address of principal executive                                  12308
                            offices)                                             (Zip Code)

                                 (518) 346-7799
              (Registrant's telephone number, including area code)


             -------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

        Indicate by check mark whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [x] No [ ]

        14,799,659 shares of Common Stock, par value $.001 per share, were outstanding at November 6, 2000.
--------------------------------------------------------------------------------
================================================================================

                          BITWISE DESIGNS INCORPORATED

                                    FORM 10-Q

                                      INDEX

                                                                                     PAGE
                                                                                     ----

PART I            FINANCIAL INFORMATION

Item 1.           Financial Statements

                  Consolidated Balance Sheets
                    September 30, 2000 and June 30, 2000                               3

                  Consolidated Statements of Operations
                    Three months ended September 30, 2000 and September 30, 1999       5

                  Consolidated Statements of Cash Flows
                    Three months ended September 30, 2000 and September 30, 1999       6

                  Notes to Consolidated Financial Statements                           8

Item 2.           Management's Discussion and Analysis of Financial Condition and
                  Results of Operations                                               10

PART II           OTHER INFORMATION

Item 6.           Reports on Form 8-K and exhibits                                    11

Safe Harbor Statement                                                                 11

SIGNATURES                                                                            12

                          PART I. FINANCIAL INFORMATION

ITEM 1.   FINANCIAL STATEMENTS

                     BITWISE DESIGNS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                      SEPTEMBER 30,         JUNE 30,
                                                                           2000               2000
                                                                    -----------------   -----------------

                                                                       (UNAUDITED)

                             ASSETS
Current Assets:
   Cash and cash equivalents                                        $       8,156,924   $      7,965,496
   Accounts receivable, net of allowance for doubtful accounts of $435,738 at
      Sept 30, 2000 and $410,761 at June 30, 2000                           3,956,822          4,274,148
   Due from related parties                                                    10,083              7,866
   Inventories:
   Finished goods                                                             847,843            744,353
   Purchased components & raw material                                      1,138,291          1,608,034
   Income taxes receivable                                                     15,071             15,471
   Prepaid expenses and other current assets                                  295,440            617,526
                                                                    -----------------   -----------------
       Total current assets                                                14,420,474         15,232,894
Property and equipment, net                                                 3,114,945          3,033,864
Other assets:
   Software development costs, net                                            491,929            167,059
   Excess of cost over net assets of acquired companies, net                1,234,630          1,254,952
   Investment in Authentidate International AG                              1,314,430          1,350,775
   Other intangible assets, net                                               106,299             88,491
   Other assets                                                                   300                300
                                                                    -----------------   -----------------
Total assets                                                        $      20,683,007   $     21,128,335
                                                                    =================   =================


        See accompanying notes to the consolidated financial statements.

                     BITWISE DESIGNS, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (CONTINUED)

                                                                       SEPTEMBER 30,         JUNE 30,
                                                                           2000                2000
                                                                   -----------------   -----------------

                                                                       (UNAUDITED)

   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                 $      2,161,654    $       1,228,618
   Accrued expenses and other liabilities                                    285,649              448,091
   Current portion of long-term debt                                          29,515               29,515
   Due to related parties                                                     68,040              103,040
                                                                   -----------------    -----------------
       Total current liabilities                                           2,544,858            1,809,264
                                                                   -----------------    -----------------

Long-term debt, net of current portion                                     1,343,903            1,351,253
Deferred grant                                                             1,000,000            1,000,000
                                                                   -----------------    -----------------
       Total liabilities                                                   4,888,761            4,160,517
                                                                   -----------------    -----------------
Shareholders' equity:
   Preferred stock -$.10 par value, 5,000,000 shares authorized:
    Series A-200 shares issued and outstanding                                    20                   20
    Series B-50,000 shares issued and outstanding                              5,000                5,000
   Common stock-$.001 par value; 20,000,000 shares
authorized; shares
      issued: 14,794,179 at Sept. 30, 2000 and 14,421,758
at June 30, 2000                                                              14,794               14,422
   Additional paid-in capital                                             39,173,473           38,740,271
   Accumulated deficit                                                   (23,399,041)         (21,715,176)
                                                                   -----------------    -----------------
                                                                          15,794,246           17,044,537
Less cost of 28,082 treasury shares                                                               (76,719)
                                                                   -----------------    -----------------
       Total shareholders' equity                                         15,794,246           16,967,818
                                                                   -----------------    -----------------
Total liabilities and shareholders' equity                         $      20,683,007    $      21,128,335
                                                                   =================    =================


        See accompanying notes to the consolidated financial statements.

                     BITWISE DESIGNS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         FOR THE 3 MONTHS ENDED
                                                                 --------------------------------------
                                                                   SEPTEMBER 30,        SEPTEMBER 30,
                                                                       2000                  1999
                                                                 -----------------    -----------------

                                                                   (UNAUDITED)          (UNAUDITED)

Net sales                                                        $       4,483,479    $       3,071,766
Cost of goods sold                                                       3,176,302            2,482,323
                                                                 -----------------    -----------------
       Gross profit                                                      1,307,177              589,443

    Selling, general and administrative expenses                         2,346,415            1,437,510
Product development costs                                                  629,790               64,547
                                                                 -----------------    -----------------
       Operating loss                                                   (1,669,028)            (912,614)

    Other income (expense):
Interest expense                                                           (28,428)            (192,979)
Interest and other income                                                  122,060               (1,897)
                                                                 -----------------    -----------------
       Loss before taxes                                                (1,575,396)          (1,107,490)
Income tax expense (benefit)                                                   500
                                                                 -----------------    -----------------
Net income/(loss)                                                $      (1,575,896)   $      (1,107,490)
                                                                 =================    =================

    Per share amounts:
Net loss per common share                                        $           (0.11)   $           (0.15)
                                                                 =================    =================

        See accompanying notes to the consolidated financial statements.

                     BITWISE DESIGNS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                        FOR THE 3 MONTHS ENDED
                                                                 --------------------------------------
                                                                   SEPTEMBER 30,        SEPTEMBER 30,
                                                                       2000                  1999
                                                                 -----------------    -----------------

                                                                   (UNAUDITED)          (UNAUDITED)
Cash flows from operating activities:
Net loss                                                        $       (1,575,896)  $       (1,107,490)
Adjustments to reconcile net loss to net cash provided
by/(used in) operating
   activities:
     Depreciation and amortization                                         198,536              168,051
     Provision for doubtful accounts                                        34,843               18,000
     Non cash S,G&A expenses                                                                     36,042
     Changes in operating assets and liabilities:
       Accounts receivable and other receivables                           280,266            1,034,336
       Inventories                                                         366,253              234,918
       Prepaid expenses and other current assets                           314,564               33,730
       Accounts payable and other current liabilities                      735,594           (1,603,117)
       Income taxes                                                            400               (1,116)
       Other                                                                                        399
                                                                 -----------------    -----------------
       Net cash provided by/(used in) operating activities                 354,560           (1,186,247)
                                                                 -----------------    -----------------
Cash flows from investing activities:
     Property, plant and equipment expenditures                           (157,779)             (78,730)
     Software development costs                                           (378,048)             (78,945)
     Other intangible assets                                               (22,280)
                                                                 -----------------    -----------------
       Net cash used in investing activities                              (558,107)            (157,675)
                                                                 -----------------    -----------------
Cash flows from financing activities:
     Increase/(Decrease) in borrowings on lines of credit, net                                  (62,327)
     Proceeds from borrowings on long-term debt                                                 525,973
     Principle payments on long-term debt                                   (7,350)             (48,128)
     Receipt of deferred revenue from economic development
grant                                                                                           757,811
     Payment of offering and financing costs                                                     (1,500)
     Exercise of warrants and options                                      433,575
     Preferred stock dividends                                             (31,250)
                                                                 -----------------    -----------------
       Net cash provided by/(used in) financing activities                 394,975            1,171,829
                                                                 -----------------    -----------------

    Net increase/(decrease) in cash and cash equivalents                   191,428             (172,093)
Cash and cash equivalents, beginning of year                             7,965,496              549,097
                                                                 -----------------    -----------------
Cash and cash equivalents, end of period                        $        8,156,924   $          377,004
                                                                 =================    =================


        See accompanying notes to the consolidated financial statements.

                     BITWISE DESIGNS, INC. AND SUBSIDIARIES
                       SUPPLEMENTAL CASH FLOW DISCLOSURES

                                                                          FOR THE 3 MONTHS ENDED
                                                                 --------------------------------------
                                                                   SEPTEMBER 30,         SEPTEMBER 30,
                                                                        2000                 1999
                                                                 -----------------    -----------------

                                                                     (UNAUDITED)         (UNAUDITED)

Other supplemental information:
Interest paid                                                    $          18,935    $          37,448
Income taxes paid                                                              100                    0
Additional paid-in capital resulting from
   Issuance of warrants for services                                                             45,130
   Issuance of common for services                                                               36,042

        See accompanying notes to the consolidated financial statements.

                              BITWISE DESIGNS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. In the opinion of management the accompanying unaudited consolidated financial statements contain all adjustments, consisting of only normal, recurring adjustments, necessary for the fair presentation of results for such periods. The consolidated financial statements include the accounts of Bitwise Designs, Inc. and its wholly-owned subsidiaries DJS Marketing Group, Inc. (DJS), Authentigraph.com, Inc. and majority owned (approx. 72%) Authentidate, Inc. (the Company).

2. During the year ended June 30, 2000 the Company formed two new subsidiaries, Authentidate, Inc. and Authentigraph.com, Inc. These two Companies provide Internet related services. The Authentidate service allows users to verify the authenticity of digital documents and images by imbedding an unalterable date and time stamp into digital images. Using this software technology a customer can prove content as well as date and time authenticity of a digital document. The Company expects the Authentidate software to be used for various business applications such as proving authenticity of digital legal documents, contracts, human resource records, medical records and numerous other potential uses. It may also be used to send notarized e-mail. The Authentigraph service uses Authentidate software however it focuses on the collectibles market and offers a service to prove authenticity of collectibles such as sports memorabilia and artwork. Neither entity has commenced bus iness sales operations to date but Authentidate is expected to commence business sales in early calendar 2001. The Company has signed a Letter of Intent to sell 81% of Authentigraph to an investor group specializing in the collectibles industry. Authentigraph will become a customer for Authentidate. The closing is expected to happen during the fourth quarter of calendar 2000. The Company also formed a joint venture known as Authentidate International Holdings, AG, with a German partner in Europe to develop and market a similar product in Europe and parts of Asia.

3. The results of operations for the three months ended September 30, 2000 and 1999 are not necessarily indicative of the results to be expected for the full year.

4. Certain information and footnote disclosures normally included in the consolidated financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these consolidated financial statements be read in conjunction with the annual consolidated financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended June 30, 2000.

5. The Company adopted Statement of Financial Accounting Standards Board SFAS 130, "Reporting Comprehensive Income" in fiscal year 1999. There was no comprehensive income to report, other than net income, for the three months ended September 30, 2000 and 1999.

6. During the three months ended September 30, 2000, 168,600 common stock warrants and options were exercised.

7. The following represents the reconciliation of the basic and diluted earnings per share amounts for the three months ended September 30, 2000 and 1999.

                                                                          SEPTEMBER 30, 2000
                                                                          THREE MONTHS ENDED
                                                                ---------------------------------------
                                                                       2000                 1999
                                                                ------------------   ------------------

Net income/(loss)                                               $       (1,575,896)  $       (1,107,490)
Preferred stock dividends                                                  (31,250)                   0
                                                                ------------------   ------------------
Loss applicable to common shareholders                          $       (1,607,146)  $       (1,107,490)
Weighted average shares                                                 14,614,182            7,460,745
Basic and diluted EPS                                           $             (.11)  $             (.15)


        The impact of options, warrants and convertible notes was antidilutive to the calculation of basic and dilutive loss per share and were accordingly excluded from the calculation.

8. The Company's reportable segments are separate divisions which are managed separately. Included in the All Other column are Authentidate and Authentigraph which do not expect material sales until late in the third quarter of the Company's fiscal year. During the current quarter management of the Company created two additional segments, the DocStar Division and the Corporate Division. Through June 30, 2000 the activities of both divisions were combined under the Bitwise segment. The Corporate Division is a non-operating division which includes all public company type activities and applies to all Bitwise operating divisions and therefore should be segregated. Segment data for the prior year has been adjusted to conform to the current year presentation.

SEGMENT INFORMATION

                             DOCSTAR                DJS              ALL OTHER             TOTALS
                       ------------------   ------------------  ------------------   ------------------

September 30, 2000:
   Revenues from
external customers     $        1,695,509   $        2,787,486  $              484   $        4,483,479
   Intersegment
revenues                                                79,193                                   79,193
   Segment profit
(loss)                             67,658               76,369            (879,677)            (735,650)

September 30, 1999:
   Revenues from
external customers                725,137            2,346,629                                3,071,766
   Intersegment
revenues                                                                                              0
   Segment
profit/(loss)                    (793,882)              86,348            (140,474)            (848,008)

                                                                 SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                                 ------------------   ------------------

Reconciliation:
Total revenues from segments                                     $        4,562,672   $        3,071,766
Elimination of intersegment revenues                                        (79,193)
                                                                 ------------------   ------------------
Total consolidated revenues                                      $        4,483,479   $        3,071,766
                                                                 ------------------   ------------------

Total pre-tax profit or loss of segments                         $         (735,650)  $         (848,008)
Product development expenses                                               (629,790)             (64,547)
Corporate division expenses                                                (212,860)            (199,475)
Elimination of intersegment profits                                           2,904                4,540
                                                                 ------------------   ------------------
Loss before income taxes                                         $       (1,575,396)  $       (1,107,490)
                                                                 ==================   ==================

NEW ACCOUNTING STANDARDS

        In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," (SFAS 133). SFAS 133 establishes a new model for accounting for derivatives and hedging activities. This statement is effective for all fiscal quarters of all fiscal years after June 15, 2000. The Company has adopted the provisions of this standard which did not have an impact on the Company's financial statements.

        In December 1999, the SEC issued Staff Bulletin No. 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in the financial statements. The Company is required to adopt SAB 101 in the quarter ended May 27, 2001. Management does not expect the adoption of SAB 101 to have a material effect on the Company's financial condition or results of operations.

        In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB Opinion No. 25." FIN 44 clarifies the application of APB Opinion No. 25 and, among other issues clarifies the definition of an employee for purposes of applying APB Opinion No. 25, the criteria for determining whether a plan qualifies as a non-compensatory plan; the accounting consequences of various modifications to the terms of previously fixed stock options or awards, and the accounting for an exchange of stock compensation awards in a business combination. FIN 44 was effective July 1, 2000, but certain conclusions in FIN 44 cover specific events that occurred after either December 15, 1998 or January 12, 2000. The Company has applied the applicable provisions of FIN 44 which did not have a material effect on the Company's Consolidated Financial Statements.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's consolidated financial statements and notes contained elsewhere in this Form 10-Q.

RESULTS OF OPERATIONS

        The Three Months Ended September 30, 2000 Compared to the Three Months Ended September 30, 1999.

        The Company realized a consolidated net loss of $1,575,896 ($.11 per share) and $1,107,490 ($.15 per share) for the three months ended September 30, 2000 and 1999, respectively. The major reason for the loss was due to losses incurred by the Company's subsidiary Authentidate, Inc. which incurred a pre-tax loss of $1,410,360 for the quarter. Authentigraph.com, Inc. also incurred a pre-tax loss of $40,483 while the Company's other two operating divisions DocStar and DJS Marketing Group, Inc. realized pre-tax profits of $9,034 and $76,369, respectively. See Footnote 8 for further information on segment profits and losses.

        The Company had consolidated net sales of $4,483,479 and $3,071,766 for the three months ended September 30, 2000 and 1999, respectively. Both DJS and DocStar realized a significant increase in sales for the quarter ended September 30, 2000 compared to the same quarter last year. Authentidate and Authentigraph did not have significant sales. Authentidate is in the process of testing its authentication software and service for a March or April 2001 release. Authentidate will continue to generate losses until sales of its Business to Business product become significant. Currently, Authentidate is spending heavily on product development and also to develop the management team it needs to execute the Business Plan.

        DocStar sales increased from $725,137 at September 30, 1999 to $1,695,509 at September 30, 2000 as the Company's dealers increased orders significantly this year compared to last year. DJS sales increased from $2,346,629 at September 30, 1999 to $2,787,486 at September 30, 2000 as demand for DJS products and services continued to increase in the Albany NY market place.

        Consolidated gross profit for the three months ended September 30, 2000 and 1999 was $1,307,177 and $589,443, respectively. This increase is due to the sales increase of DocStar and DJS discussed above. The consolidated profit margin was 29.2% and 19.2% for the three months ended September 30, 2000 and 1999, respectively. Gross profit margin is defined as gross profit as a percentage of sales. The increase in gross profit margin is due to DocStar which realized a gross profit margin of 44.7% for the quarter ended September 30, 2000 compared to 15% for the same quarter last year. The increase is due to an increase in gross profit on DocStar system sales through a combination of direct material cost reductions and an increase in average selling prices.

        Selling, general and administrative expenses (S,G&A) consist of all other Company expenses except product development costs and interest. S,G& A expenses amounted to $2,346,415 and $1,437,510 for the three months ended September 30, 2000 and 1999, respectively. The increase is mainly due to Authentidate which has been building a staff for several months and incurred significant payroll, consulting and advertising expenses. As a percentage of sales, S,G&A costs were 52.3% and 46.8% for the three months ended September 30, 2000 and 1999, respectively.

        Interest expense was $28,428 and $192,979 for the three months ended September 30, 2000 and 1999, respectively. Interest rates incurred by the Company decreased during the three months ended September 30, 2000 compared to the same period last year.

        Product development expenses, excluding capitalized costs and including amortization of capitalized costs, relate to software development for DocStar and for Authentidate. These costs increased to $629,790 from $64,547 for the three months ended September 30, 2000 compared to the same quarter last year, the increase is due to development of the Authentidate product line. The Company has a policy of capitalizing qualified software development costs after technical feasibility has been established and amortizing those costs over three years as product development expense.

LIQUIDITY AND CAPITAL RESOURCES

        The Company's primary sources of funds to date have been the issuance of equity and the incurrence of third party debt. The principal balance of all long-term debt at September 30, 2000 totaled $1,373,903 all of which relates to a mortgage loan on the Company's principle office located in Schenectady, NY.

        The Company's subsidiary DJS has a wholesale line of credit facility for $625,000. At September 30, 2000, $455,952 was outstanding. The line is non-interest bearing and payment terms are net 40. The line is collateralized by all assets of DJS.

        Property, plant and equipment expenditures totaled $157,779 and capitalized software development expenditures totaled $378,048 for the three months ended September 30, 2000, respectively. There was one purchase commitment outstanding for approximately $200,000 for computer equipment.

        The Company's cash balance at September 30, 2000 was $8,156,924 and total assets were $20,683,007. Management believes existing cash and short-term investments should be sufficient to meet the Company's operating requirements for the next twelve months.

                           PART II. OTHER INFORMATION

ITEM 6. REPORTS ON FORM 8-K

                (a) The following Reports on Form 8-K were filed by the Company during the last quarter:

                None

                (b) Exhibits

SAFE HARBOR STATEMENT

        Certain statements in this Form 10-Q, including information set forth under Item 2 Management's Discussion and Analysis of Financial Condition and Results of Operations constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the Act). The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so.

        Forward-looking statements in this Form 10-Q or hereafter included in other publicly available documents filed with the Securities and Exchange Commission, reports to the Company's stockholders and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to risks associated with the market acceptance of the DocStar, Authentidate and Authentigraph product lines, competition, pricing, technologi cal changes, technological implementation of the Authentidate and Authentigraph business plans and other risks as discussed in the Company's filings with the Securities and Exchange Commission, in particular its Annual Report on Form 10-K for the year ended June 30, 2000, Registration Statement on Form S-3 declared effective on July 30, 1996 and Registration Statement on Form SB-2 declared effective February 14, 2000 all of which risk factors could adversely affect the Company's business and the accuracy of the forward-looking statements contained herein.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BITWISE DESIGNS
                                           INCORPORATED


Date:  November 13, 2000              By:  /s/ John T. Botti
                                           -----------------------------
                                           John T. Botti
                                           President & Chief Executive Officer


                                      By:  /s/ Dennis H. Bunt
                                           -----------------------------
                                           Dennis H. Bunt
                                           Chief Financial Officer

                                                                       EXHIBIT 6

                        REPORT OF INDEPENDENT ACCOUNTANTS







                  To be filed with Definitive Proxy Statement

                              BITWISE DESIGNS, INC.


                 ANNUAL MEETING OF STOCKHOLDERS - MARCH 9, 2001


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints John T. Botti and Ira C. Whitman, and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock, and Series A Preferred Stock of BITWISE DESIGNS, INC. owned by the undersigned at the Annual Meeting of Stockholders of BITWISE DESIGNS, INC. to be held on March 9, 2001 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I.   ELECTION OF DIRECTORS

FOR all nominees listed (except as marked to the contrary below) [ ]   WITHHOLD
AUTHORITY to vote for all nominees listed below [ ]

   John T. Botti                   Ira C. Whitman                 Robert Van Naarden

                                 Nicholas Themelis

Charles C. Johnston             J. Edward Sheridan               Steven A. Kriegsman


     (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

II.  ADOPTION OF 2000 EMPLOYEES STOCK OPTION PLAN

                      [ ] For      [ ] Against      [ ] Abstain


III. AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM BITWISE DESIGNS, INC. TO AUTHENTIDATE HOLDING CORP.

                      [ ] For      [ ] Against      [ ] Abstain


IV. AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 40,000,000 SHARES.

                      [ ] For      [ ] Against      [ ] Abstain

                                (Continued and to be signed on the reverse side)

V. PROPOSAL TO EXCHANGE THE CURRENTLY OUTSTANDING SECURITIES OF AUTHENTIDATE, INC. FOR SECURITIES OF BITWISE DESIGNS, INC. ON A 1 TO 1.5249 BASIS.

                      [ ] For      [ ] Against      [ ] Abstain


     Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

           WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED, IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND IN FAVOR OF PROPOSALS II, III, IV AND V.


                              Dated:
                                     -------------------------------------------


                         Signatures:
                                     -------------------------------------------

                                     (Please date and sign exactly as name
                                     appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)